UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America, Inc.
(Exact name of registrant as specified in charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of principal executive offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2007

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

The Income Fund of America

Opportunity amid uncertainty

[photo of a Claret Cup Cactus flower]

Annual report for the year ended July 31, 2007

The Income Fund of America® seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

This fund is one of the 30 American Funds. American Funds ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Feature article: Opportunity amid uncertainty	6
About your fund	12
The portfolio at a glance	13
Summary investment portfolio	14
Financial statements	20
Board of directors and other officers	35
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2007 (the most recent calendar quarter):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	+13.01%	+11.16%	+9.12%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.56%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 29 and 30 for details.

The fund’s 30-day yield for Class A shares as of August 31, 2007, calculated in accordance with the Securities and Exchange Commission formula, was 4.00% (3.98% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 4.10%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 34.

The return of principal for the bond holdings in The Income Fund of America is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

Fellow shareholders:

[photo of a Claret Cup Cactus flower among cactus plants]

For the 12 months ended July 31, 2007, shares of The Income Fund of America rose 13.7%. Although this figure trailed the 16.1% return of the unmanaged Standard & Poor’s 500 Composite Index (a broad measure of the U.S. stock market), it was well ahead of the 5.6% rise in the Lehman Brothers Aggregate Bond Index, a gauge of the U.S. bond market.

The fund’s return also significantly outpaced that of its peer group, as measured by the Lipper Income Funds Index, which rose 10.3%.

While The Income Fund of America seeks capital appreciation, its primary objective is providing regular quarterly income to shareholders. For the period, the fund’s 4.4% dividend yield was more than double the 1.8% yield of the S&P 500 and finished well above the 3.1% figure registered by the Lipper Income Funds Average.

Determining a sustainable dividend

We’re judicious in our approach to setting the fund’s dividend. When we believe that shifts within the dividend and interest rate environment allow for sustainable increases, we adjust our quarterly payout. During the fiscal year, we made one such change, increasing the dividend from 18.5 cents a share to 19.5 cents a share beginning with the December 2006 payment.

Over the last few years, more and more companies have used “special dividends” to pass along to their shareholders proceeds from non-recurring corporate actions such as the sale of a division or the distribution of excess capital. During the 12 months, the fund received a number of these special dividends from holdings including Esprit and Regal Entertainment. This, in some measure, accounted for the 15 cents a share special dividend the fund paid in December 2006. This year, we once again expect to pay a special dividend, which is unlikely to exceed the 2006 payment.

The Income Fund of America also paid a capital gain distribution of 46.4 cents a share in December.

[Begin Sidebar]
Class A share results at a glance (with dividends reinvested or interest compounded)

Average annual total returns for periods ended July 31, 2007

	1 year	5 years	10 years	Lifetime[1]

The Income Fund of America	+13.7%	+13.1%	+8.9%	+12.6%
Standard & Poor’s 500 Composite Index	+16.1	+11.8	+6.0	+12.0
Lipper Income Funds Index[2]	+10.3	+8.4	+5.8	—	[3]
Lehman Brothers Aggregate Bond Index	+5.6	+4.4	+5.8	+8.3	[4]
Consumer Price Index (inflation)[5]	+2.4	+3.0	+2.6	+4.6

[1] Since December 1, 1973, when Capital Research and Management Company became the fund’s investment adviser.
[2] Source: Lipper. Figures do not reflect the effect of sales charges.
[3] The inception date for the index was December 31, 1988 .
[4] From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used because the Aggregate Bond Index did not yet exist.
[5] Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses. Fund returns do not include sales charges.
[End Sidebar]

Strength gives way to volatility

For much of the 12 months, U.S. stock markets climbed steadily, borne higher by a number of favorable economic indicators. Though housing was weak, consumer spending was robust and inflation remained in check despite elevated energy costs. Corporate fundamentals remained solid, bolstered by strong export growth, earnings expansion and healthy balance sheets.

As the period drew to a close, however, financial markets grew more volatile. By and large, the trouble emanated from the bond market, where worries about subprime mortgages intensified with news of increasing defaults. As investors began seeing greater risk in the broader bond market, the appetite for higher yielding issues waned and much of the leveraged buyout activity those bonds had helped to facilitate stalled. This, in turn, affected equities since buyout activity has played an important role in recently rising stock markets.

Broad portfolio support

Notwithstanding the instability that closed the period, returns for the fund’s equity investments were strong. Share prices for many telecommunication services companies were aided by an increasingly favorable competitive environment and expanding revenue opportunities in the wireless area. Many investments in the materials and industrials sectors rose sharply as growth in the developing world fueled demand for their products. Within the health care sector, pharmaceutical stocks did well as the bleak revenue forecasts that had weighed on share prices began to appear overly pessimistic.

Returns for the fund’s financial services holdings were muted as weakness in the housing market and escalating problems within the subprime mortgage area took a toll on lenders. Should volatility continue to roil markets, financial institutions with businesses tied to trading in the capital markets may see their profitability affected.

Transition to higher quality bonds

At period’s end, 23.6% of the fund’s assets were in fixed-income securities. Though interest rates fluctuated during the year, they finished almost where they began. Yield spreads tightened to near-record levels before widening again. (The yield spread is the difference between the yields of lower rated, higher risk bonds and those of U.S. Treasury securities, which are generally regarded as risk-free investments.) We felt that, in many cases, the marginal increase in yield offered by lower quality bonds was not worth their added risk, and found better opportunity among higher quality issues.

If volatility endures, this strategy may take broader hold in the market as investors transition out of riskier issues in a so-called flight to quality. This could reverse the pattern of the past few years, when returns for lower quality bonds generally outpaced those of their higher quality counterparts.

The fund continues to maintain a sizable cash and equivalents position of 8.6%, up from 6.8% a year ago.

[Begin Sidebar]
Striking a balance between return and volatility

The Income Fund of America takes a prudent path to yield. Looking back 10 years, as shown at right, the fund has provided higher returns than bonds and the average income fund, and lower volatility than the broader stock market.

For the 10-year period ended July 31, 2007

[begin quadrant graph]
		Average annual total return	Volatility
Less return, less volatility quadrant	The Income Fund of America	8.92%	8.06%
Less return, less volatility quadrant	Bonds	5.82	3.47
Less return, less volatility quadrant	Income Funds Index	5.85	6.12
Less return, more volatility quadrant	Stocks	5.97	14.85
[end quadrant graph]

Sources: Stocks — S&P 500; Bonds — Lehman Brothers Aggregate Bond Index; Income Funds Index — Lipper. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[End Sidebar]

Meeting the income challenge

In recent years, returns for companies in sectors long favored by The Income Fund of America — namely those with above-average dividends — have generally outpaced those in lower yielding sectors. The resulting share price increases have meant that the price-to-earnings ratios of companies in some traditionally higher yielding industries — utilities and real estate investment trusts among them — have begun to approach those of more traditional growth sectors. Their yields have declined as well. Yet it’s important to note that higher yielding stocks have traditionally traded at lower price-to-earnings ratios than their growth counterparts and we would not be surprised if, going forward, investors began to restore this balance by favoring companies fitting a more traditional growth profile.

In the meantime, we’re seeking select opportunities in our traditional higher yielding sectors while also searching for opportunities in another of the fund’s traditional hunting grounds — companies and industries that have fallen out of favor with investors. The feature article, “Opportunity amid uncertainty,” which begins on page 6, looks at how the fund has successfully employed this approach.

As the global economy continues to expand and evolve, we are finding more and more opportunities — including out-of-favor companies — beyond U.S. borders. To help maintain our ability to invest in the best of them, The Income Fund of America’s board of directors recently approved a change in the fund’s non-U.S. ownership limits, from 20% to 25% of net assets.

An unwavering commitment

Whatever direction the market is headed, we pay close attention to risk and emphasize real return in the form of income. Remaining committed to this objective has helped The Income Fund of America hold up better than the broader market and remain less volatile during major declines. We will not waver from this approach as we continue to pursue the interests of our shareholders.

Cordially,

/s/ Hilda L. Applbaum
Hilda L. Applbaum
Vice Chairman and Principal Executive Officer

/s/ David C. Barclay
David C. Barclay
President

September 4, 2007

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
A lifetime of high current income

The Income Fund of America’s 12-month dividend yield vs. benchmarks

Year ended July 31

[begin line chart]
Year-end	The Income Fund of America	Lipper Income Funds Average	S&P 500

1/31/1975	7.30	7.34	4.71
7/31/1975	7.24	6.98	4.18
1/31/1976	6.30	6.53	3.65
7/31/1976	7.06	6.54	3.66
1/31/1977	6.94	6.31	4.01
7/31/1977	6.15	6.26	4.47
1/31/1978	6.61	6.83	5.28
7/31/1978	6.70	6.68	4.92
1/31/1979	7.56	7.07	5.12
7/31/1979	7.38	7.04	5.19
1/31/1980	7.83	7.36	4.99
7/31/1980	7.63	7.37	4.95
1/31/1981	8.07	7.95	4.81
7/31/1981	8.16	8.45	4.91
1/31/1982	8.75	9.52	5.53
7/31/1982	9.81	10.39	6.37
1/31/1983	7.95	8.74	4.74
7/31/1983	7.95	8.36	4.28
1/31/1984	7.86	8.54	4.36
7/31/1984	8.60	9.42	4.87
1/31/1985	7.69	8.40	4.22
7/31/1985	7.45	8.20	4.07
1/31/1986	7.30	7.80	3.75
7/31/1986	7.27	7.43	3.45
1/31/1987	6.85	6.84	3.03
7/31/1987	7.02	6.90	2.69
1/31/1988	7.62	7.33	3.31
7/31/1988	6.96	7.53	3.27
1/31/1989	6.69	7.45	3.34
7/31/1989	6.67	7.25	3.04
1/31/1990	6.99	8.05	3.37
7/31/1990	7.07	8.12	3.31
1/31/1991	8.12	9.10	3.52
7/31/1991	7.09	7.96	3.11
1/31/1992	6.33	7.22	2.96
7/31/1992	6.05	6.72	2.89
1/31/1993	6.44	6.19	2.83
7/31/1993	6.19	5.54	2.79
1/31/1994	5.56	5.12	2.64
7/31/1994	6.06	5.21	2.80
1/31/1995	6.14	5.64	2.81
7/31/1995	5.55	5.22	2.41
1/31/1996	5.07	4.89	2.18
7/31/1996	5.19	5.02	2.28
1/31/1997	5.09	4.60	1.89
7/31/1997	4.74	4.24	1.61
1/31/1998	4.27	4.43	1.59
7/31/1998	4.32	4.35	1.43
1/31/1999	4.79	4.16	1.29
7/31/1999	4.86	4.39	1.24
1/31/2000	5.40	4.82	1.19
7/31/2000	5.49	4.92	1.15
1/31/2001	4.78	4.87	1.20
7/31/2001	4.80	4.68	1.30
1/31/2002	5.01	4.26	1.40
7/31/2002	5.49	4.01	1.75
1/31/2003	5.45	3.71	1.88
7/31/2003	4.69	3.34	1.66
1/31/2004	4.05	2.79	1.54
7/31/2004	3.98	2.73	1.69
1/31/2005	3.57	2.46	1.64
7/31/2005	3.44	2.37	1.70
1/31/2006	3.75	2.68	1.75
7/31/2006	3.84	2.76	1.83
1/31/2007	4.52	2.98	1.75
7/31/2007	4.43	3.12	1.81
[end line chart]

All numbers calculated by Lipper.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Fund results shown are for past periods for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2007)*

	1 year	5 years	10 years

Class A shares	+7.12%	+11.75%	+8.28%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 29 and 30 for details.

Expense ratios and turnover rates*
Year ended July 31, 2007

	The Income Fund of America		Industry average†

Expense ratio	0.54	%††	0.72%
Portfolio turnover rate	32%		45%

* The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
† Front-end load income funds, as measured by Lipper.
††Reflects the fee waiver, 0.56% without the fee waiver.

[begin mountain chart]
Year end July 31	IFA[1,7,8] remaining amounts if dividends taken in cash	IFA[1,4,8] with dividends reinvested	Lehman Bros. Aggregate Bond Index[5,6] with interest compounded	Standard & Poor’s 500 Composite Index[5] with dividends reinvested

1974#	8,767	9,088	9,378	8,481
1975	10,141	11,391	10,580	9,951
1976	12,155	14,750	11,871	12,066
1977	12,701	16,392	13,189	12,042
1978	12,584	17,403	13,474	12,926
1979	12,693	18,921	14,373	14,069
1980	12,490	20,161	14,602	17,412
1981	12,818	22,484	13,871	19,675
1982	12,256	23,663	16,720	17,063
1983	16,112	33,683	20,383	27,174
1984	15,738	35,721	22,154	26,367
1985	19,443	47,674	27,452	34,914
1986	21,668	57,146	33,353	44,833
1987	23,568	66,671	34,859	62,449
1988	22,341	67,812	37,497	55,109
1989	25,644	83,698	43,200	72,685
1990	24,351	84,639	46,253	77,386
1991	25,390	95,046	51,204	87,239
1992	28,370	113,237	58,770	98,377
1993	29,917	126,680	64,746	106,947
1994	28,788	129,171	64,807	112,457
1995	31,571	150,378	71,358	141,775
1996	34,007	170,618	75,311	165,244
1997	41,731	220,576	83,417	251,353
1998	44,436	245,542	89,980	299,807
1999	45,588	264,664	92,220	360,395
2000	42,276	259,165	97,721	392,724
2001	46,460	299,416	110,124	336,476
2002	41,359	280,397	118,420	257,015
2003	44,136	314,550	124,835	284,354
2004	49,057	364,136	130,876	321,781
2005	54,032	415,525	137,146	366,973
2006	56,985	456,119	139,146	386,700
2007	61,946	518,361	146,909	449,054
[end mountain chart]

Year ended July 31	1974[3]	1975	1976	1977	1978	1979	1980
Value of dividends
Dividends in cash[8]	$343	734	859	781	843	937	952
Dividends reinvested[8]	$346	785	997	970	1,117	1,333	1,463

Value of investment
Dividends in cash[8]	$8,767	10,141	12,155	12,701	12,584	12,693	12,490
Dividends reinvested[8]	$9,088	11,391	14,750	16,392	17,403	18,921	20,161

IFA total return	(9.1)%	25.3	29.5	11.1	6.2	8.7	6.6

Year ended July 31	1981	1982	1983	1984	1985	1986	1987
Value of dividends
Dividends in cash[8]	1,046	1,202	1,280	1,344	1,438	1,550	1,636
Dividends reinvested[8]	1,743	2,187	2,548	2,895	3,365	3,909	4,431

Value of investment
Dividends in cash[8]	12,818	12,256	16,112	15,738	19,443	21,668	23,568
Dividends reinvested[8]	22,484	23,663	33,683	35,721	47,674	57,146	66,671

IFA total return	11.5	5.2	42.3	6.0	33.5	19.9	16.7

Year ended July 31	1988	1989	1990	1991	1992	1993	1994
Value of dividends
Dividends in cash[8]	1,542	1,710	1,577	1,764	1,715	1,713	1,727
Dividends reinvested[8]	4,479	5,337	5,269	6,311	6,579	6,995	7,471

Value of investment
Dividends in cash[8]	22,341	25,644	24,351	25,390	28,370	29,917	28,788
Dividends reinvested[8]	67,812	83,698	84,639	95,046	113,237	126,680	129,171

IFA total return	1.7	23.4	1.1	12.3	19.1	11.9	2.0

Year ended July 31	1995	1996	1997	1998	1999	2000	2001
Value of dividends
Dividends in cash[8]	1,752	1,766	1,968	1,959	2,210	2,320	2,226
Dividends reinvested[8]	8,046	8,581	10,074	10,530	12,446	13,740	13,913

Value of investment
Dividends in cash[8]	31,571	34,007	41,731	44,436	45,588	42,276	46,460
Dividends reinvested[8]	150,378	170,618	220,576	245,542	264,664	259,165	299,416

IFA total return	16.4	13.5	29.3	11.3	7.8	(2.1)	15.5

Year ended July 31	2002	2003	2004	2005	2006	2007
Value of dividends
Dividends in cash[8]	2,272	2,071	1,944	1,850	2,180	2,728
Dividends reinvested[8]	14,927	14,311	14,072	13,921	17,020	24,301

Value of investment
Dividends in cash[8]	41,359	44,136	49,057	54,032	56,985	61,946[7]
Dividends reinvested[8]	280,397	314,550	364,136	415,525	456,119	518,361[4]

IFA total return	(6.4)	12.2	15.8	14.1	9.8	13.6

Average annual total return for fund’s lifetime: 12.44%[1]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through July 31, 1974.
[4]Includes reinvested dividends of $246,414 and reinvested capital gain distributions of $109,713.
[5]The indexes are unmanaged and include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[6]From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used because the Lehman Brothers Aggregate Bond Index did not exist. From January 1, 1976, through July 31, 2007, the Lehman Brothers Aggregate Bond Index was used.

[7]Includes capital gain distributions of $20,519, but does not reflect income dividends of $53,938 taken in cash.

[8]From April 1990 to September 1994 and from September 2003 to the present, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

Opportunity amid uncertainty

The Income Fund of America seeks to provide shareholders with current income and, secondarily, capital appreciation. In pursuit of these goals, the fund invests in a variable mix of stocks and bonds.

With income as its central objective, a large component of the fund’s stock holdings have traditionally been drawn from a handful of industries with a long history of paying above-average dividends. Among them are utilities, real estate investment trusts and financials.

Over the years, The Income Fund of America has also found significant opportunity in another area of the market; namely, among companies and industries that may have fallen out of favor with the investing public. When share prices fall and dividend payouts remain constant, the higher yield may make a company a candidate for the fund.

In the following pages, we will examine how the fund’s research-driven approach helps identify opportunity among companies caught up in industry and market downturns.

[photo of poppies growing in the desert]

An ongoing search

“As part of our research process, The Income Fund of America’s investment professionals are constantly monitoring companies and industries — even those that are not immediately eligible for the fund because of their low yields,” explains Hilda Applbaum, the fund’s vice chairman who is also one of its equity portfolio counselors. “So when an industry is struggling and its stock yields rise, we redouble our efforts to determine whether change signals opportunity for the fund. However, current yield is but one consideration. More important are a company’s long-term prospects and its ability to maintain, and in some cases grow, its dividend.”

Research in action

This was certainly the case when it came to the sizable investments the fund made in a number of telecommunications companies beginning in 2002.

Although companies from this sector had been mainstays of the fund for many years, the technology-telecommunications-internet bubble of the late 1990s changed the complexion of the industry.  Many companies began to deemphasize dividends and started behaving — and viewing themselves — more like growth companies. They started favoring speculative and capital-intensive projects, expansions and mergers rather than returning cash to shareholders in the form of dividends. Investors also began treating them like growth companies and bid up share prices for many, causing yields to dip and making the companies less suitable for the fund. By 2001, The Income Fund of America’s equity holdings in the sector had fallen to 1.5% of net assets, down from 5.3% in 1999.

When the bubble burst and the predicted growth failed to materialize, many companies went out of business, and the stock prices of those left standing were battered. Lowered valuations brought an increase in stock yields and, eventually, an opportunity for the fund.

“In the wake of the bubble, investors were very disillusioned with the telecom sector and with good reason. There was brutal competition, a difficult regulatory environment, overcapacity and most companies were heavily burdened with debt,” notes Brad Vogt, a telecommunications analyst for the fund. “But as sometimes happens, many investors lost sight of the fact that some of the companies had real value.”

[Begin Pull Quote]
[photo of desert lilies]
“When an industry is struggling and its stock yields rise, we redouble our efforts to determine whether change signals opportunity for the fund.”
— Hilda Applbaum
[End Pull Quote]

[Begin Sidebar]
Declining share prices create buying opportunities

With income as its primary objective, your fund focuses on companies with above-average yields. Since elevated yields are often the result of flagging stock values, many of the fund’s investment opportunities are found among stocks and industries that appear to be faltering. Consider the following examples:

Diversified Telecommunication Services

Throughout much of the 1990s, telecommunications companies had been mainstays of the fund. But with the onset of the technology-telecommunications-internet bubble, share prices spiked and yields dropped significantly. As a result, by 2001, the fund’s holdings had sharply diminished.

When the bubble burst, most telecom stocks got caught in the downdraft — values plummeted and yields jumped. The fund made sizable investments — in both stocks and bonds — in 2003 and 2004. While the sector didn’t rebound immediately, companies continued paying sizable dividends, which meant investors were “paid to wait” before the recent recovery.

[begin line chart]
	Index value	Yield

30-Dec-94	31.817
31-Jan-95	33.252	3.97
28-Feb-95	33.586	3.943
31-Mar-95	33.862	3.93
28-Apr-95	34.474	3.893
31-May-95	34.486	3.905
30-Jun-95	35.645	3.785
31-Jul-95	36.446	3.714
31-Aug-95	38.51	3.524
29-Sep-95	42.347	3.239
31-Oct-95	42.636	3.226
30-Nov-95	43.439	3.175
29-Dec-95	45.295	3.053
31-Jan-96	45.929	3.019
29-Feb-96	44.016	3.158
29-Mar-96	42.446	3.334
30-Apr-96	43.877	3.251
31-May-96	43.831	3.248
28-Jun-96	44.319	3.219
31-Jul-96	40.446	3.537
30-Aug-96	39.859	3.558
30-Sep-96	40.466	3.349
31-Oct-96	40.823	3.68
29-Nov-96	43.405	3.466
31-Dec-96	45.094	3.345
31-Jan-97	46.061	3.182
28-Feb-97	48.033	3.059
31-Mar-97	43.193	3.438
30-Apr-97	45.056	3.32
30-May-97	48.508	3.082
30-Jun-97	50.335	2.978
31-Jul-97	50.53	2.973
29-Aug-97	48.848	3.069
30-Sep-97	54.519	2.786
31-Oct-97	56.444	2.697
28-Nov-97	63.247	2.412
31-Dec-97	65.443	2.334
30-Jan-98	68.966	2.219
27-Feb-98	68.849	2.223
31-Mar-98	76.491	2.005
30-Apr-98	72.361	2.126
29-May-98	72.339	2.123
30-Jun-98	72.617	2.119
31-Jul-98	75.265	2.053
31-Aug-98	68.066	2.274
30-Sep-98	77.381	1.844
30-Oct-98	83.578	1.708
30-Nov-98	87.499	1.661
31-Dec-98	100	1.455
29-Jan-99	107.078	1.359
26-Feb-99	105.19	1.385
31-Mar-99	101.544	1.457
30-Apr-99	104.388	1.423
31-May-99	107.791	1.379
30-Jun-99	112.078	1.328
30-Jul-99	108.948	1.368
31-Aug-99	97.742	1.526
30-Sep-99	98.444	1.491
29-Oct-99	103.902	1.456
30-Nov-99	107.885	1.387
31-Dec-99	103.848	1.442
31-Jan-00	98.553	1.522
29-Feb-00	90.029	1.658
31-Mar-00	100.582	1.484
28-Apr-00	96.573	1.547
31-May-00	85.394	1.75
30-Jun-00	86.514	1.785
31-Jul-00	80.52	1.654
31-Aug-00	78.875	1.691
29-Sep-00	79.329	1.552
31-Oct-00	80.792	1.747
30-Nov-00	70.134	2.016
29-Dec-00	64.85	1.699
31-Jan-01	73.358	1.504
28-Feb-01	67.254	1.64
30-Mar-01	64.783	1.704
30-Apr-01	66.995	1.659
31-May-01	65.863	1.762
29-Jun-01	62.307	2.036
31-Jul-01	64.699	2.017
31-Aug-01	59.029	2.212
28-Sep-01	63.823	1.908
31-Oct-01	54.849	2.23
30-Nov-01	55.211	2.179
31-Dec-01	56.533	2.13
31-Jan-02	53.663	2.287
28-Feb-02	51.409	2.387
29-Mar-02	50.153	2.474
30-Apr-02	41.141	3.034
31-May-02	43.344	2.877
28-Jun-02	39.06	3.19
31-Jul-02	34.108	3.586
30-Aug-02	32.624	3.749
30-Sep-02	28.041	4.364
31-Oct-02	36.706	3.366
29-Nov-02	40.715	3.385
31-Dec-02	38.16	3.612
31-Jan-03	35.414	3.923
28-Feb-03	31.699	4.416
31-Mar-03	31.408	4.457
30-Apr-03	35.304	4.077
30-May-03	37.237	3.865
30-Jun-03	37.964	3.849
31-Jul-03	35.144	4.2
29-Aug-03	35.072	4.209
30-Sep-03	33.166	4.519
31-Oct-03	35.253	4.302
28-Nov-03	34.682	4.373
31-Dec-03	37.793	4.225
30-Jan-04	38.707	4.164
27-Feb-04	38.196	4.22
31-Mar-04	37.662	4.276
30-Apr-04	37.758	4.306
31-May-04	35.59	4.57
30-Jun-04	36.602	4.506
30-Jul-04	38.834	4.292
31-Aug-04	38.97	4.277
30-Sep-04	39.273	4.247
29-Oct-04	39.463	4.266
30-Nov-04	40.633	4.143
31-Dec-04	41.119	4.145
31-Jan-05	37.912	4.54
28-Feb-05	38.027	4.526
31-Mar-05	37.664	4.663
29-Apr-05	38.276	4.638
31-May-05	38.054	4.665
30-Jun-05	38.134	4.371
29-Jul-05	39.449	4.321
31-Aug-05	38.149	4.846
30-Sep-05	38.149	4.846
31-Oct-05	38.02	4.924
30-Nov-05	39.505	4.777
30-Dec-05	38.462	4.904
31-Jan-06	41.14	4.709
28-Feb-06	44.03	4.4
31-Mar-06	44.877	4.315
28-Apr-06	44.074	4.443
31-May-06	43.095	4.534
30-Jun-06	46.248	4.219
31-Jul-06	49.13	4.025
31-Aug-06	51.187	3.863
29-Sep-06	53.604	3.686
31-Oct-06	55.766	3.576
30-Nov-06	54.931	3.676
29-Dec-06	58.175	3.566
31-Jan-07	61.426	3.766
28-Feb-07	60.227	3.84
30-Mar-07	63.125	3.593
30-Apr-07	63.038	3.65
31-May-07	68.831	3.342
29-Jun-07	67.707	3.401
31-Jul-07	66.081	3.514
[end line chart]

Source: MSCI US/Diversified Telecommunication Services Index

Pharmaceuticals

In the mid-1990s, the sweeping health care changes being proposed during the early years of the Clinton administration weighed heavily on the shares of pharmaceutical companies. Prices fell, yields rose and we invested. Eventually, stocks bounced back, the sector became less attractive from a yield standpoint and the fund pared holdings.

Recent years saw another industry downturn as litigation fears, patent expirations and a dearth of new products threatened profitability. Once again, stocks faltered, yields rose and the fund increased its holdings.

[begin line chart]
	Index value	Yield

30-Dec-94	21.281
31-Jan-95	22.626	3.107
28-Feb-95	22.967	3.095
31-Mar-95	23.483	3.033
28-Apr-95	24.581	2.925
31-May-95	25.344	2.881
30-Jun-95	26.418	2.772
31-Jul-95	27.426	2.745
31-Aug-95	27.045	2.791
29-Sep-95	29.597	2.554
31-Oct-95	30.737	2.486
30-Nov-95	32.299	2.37
29-Dec-95	33.939	2.266
31-Jan-96	35.894	2.18
29-Feb-96	35.16	2.252
29-Mar-96	35.36	2.244
30-Apr-96	34.842	2.336
31-May-96	36.56	2.23
28-Jun-96	37.606	2.172
31-Jul-96	36.174	2.342
30-Aug-96	37.212	2.28
30-Sep-96	40.443	2.102
31-Oct-96	41.682	2.06
29-Nov-96	45.601	1.886
31-Dec-96	43.065	2.014
31-Jan-97	48.959	1.803
28-Feb-97	49.615	1.82
31-Mar-97	46.402	1.949
30-Apr-97	51.39	1.808
30-May-97	54.058	1.722
30-Jun-97	60.106	1.55
31-Jul-97	61.196	1.549
29-Aug-97	55.893	1.698
30-Sep-97	60.146	1.601
31-Oct-97	61.992	1.556
28-Nov-97	64.26	1.503
31-Dec-97	67.182	1.445
30-Jan-98	73.165	1.358
27-Feb-98	76.732	1.308
31-Mar-98	79.049	1.271
30-Apr-98	81.162	1.27
29-May-98	79.178	1.306
30-Jun-98	85.94	1.205
31-Jul-98	86.343	1.249
31-Aug-98	78.014	1.38
30-Sep-98	88.057	1.229
30-Oct-98	90.704	1.195
30-Nov-98	96.743	1.121
31-Dec-98	100	1.132
29-Jan-99	100.225	1.134
26-Feb-99	102.615	1.134
31-Mar-99	104.133	1.119
30-Apr-99	96.578	1.217
31-May-99	93.108	1.281
30-Jun-99	97.805	1.221
30-Jul-99	90.947	1.348
31-Aug-99	95.23	1.289
30-Sep-99	88.773	1.43
29-Oct-99	102.287	1.242
30-Nov-99	99.351	1.28
31-Dec-99	87.462	1.471
31-Jan-00	92.465	1.393
29-Feb-00	79.581	1.639
31-Mar-00	84.428	1.547
28-Apr-00	92.085	1.372
31-May-00	96.442	1.312
30-Jun-00	105.115	1.211
31-Jul-00	97.802	1.35
31-Aug-00	95.575	1.38
29-Sep-00	100.881	1.309
31-Oct-00	105.895	1.248
30-Nov-00	111.233	1.189
29-Dec-00	113.585	1.231
31-Jan-01	103.13	1.366
28-Feb-01	104.143	1.367
30-Mar-01	97.355	1.463
30-Apr-01	100.481	1.419
31-May-01	100.596	1.443
29-Jun-01	93.953	1.552
31-Jul-01	99.795	1.472
31-Aug-01	95.137	1.557
28-Sep-01	98.422	1.505
31-Oct-01	98.754	1.501
30-Nov-01	102.984	1.442
31-Dec-01	98.132	1.584
31-Jan-02	97.984	1.588
28-Feb-02	99.412	1.584
29-Mar-02	98.06	1.607
30-Apr-02	90.059	1.786
31-May-02	88.354	1.825
28-Jun-02	79.545	2.03
31-Jul-02	77.695	2.082
30-Aug-02	79.704	2.056
30-Sep-02	73.299	2.238
31-Oct-02	79.894	2.057
29-Nov-02	83.262	1.979
31-Dec-02	79.065	2.103
31-Jan-03	78.426	2.191
28-Feb-03	75.774	2.28
31-Mar-03	79.501	2.175
30-Apr-03	82.533	2.202
30-May-03	82.007	2.223
30-Jun-03	86.542	2.108
31-Jul-03	83.478	2.2
29-Aug-03	79.323	2.344
30-Sep-03	79.971	2.329
31-Oct-03	80.285	2.323
28-Nov-03	81.002	2.31
31-Dec-03	86.348	2.263
30-Jan-04	87.256	2.241
27-Feb-04	88.191	2.235
31-Mar-04	82.816	2.387
30-Apr-04	86.79	2.347
31-May-04	87.066	2.36
30-Jun-04	85.705	2.402
30-Jul-04	81.658	2.535
31-Aug-04	84.168	2.469
30-Sep-04	78.753	2.644
29-Oct-04	77.374	2.692
30-Nov-04	76.246	2.744
31-Dec-04	79.765	2.728
31-Jan-05	75.394	2.89
28-Feb-05	79.734	2.745
31-Mar-05	80.536	2.735
29-Apr-05	83.995	2.624
31-May-05	83.523	2.725
30-Jun-05	82.184	2.772
29-Jul-05	80.842	2.819
31-Aug-05	78.943	2.904
30-Sep-05	77.515	2.956
31-Oct-05	73.593	3.118
30-Nov-05	72.32	3.211
30-Dec-05	76.294	3.054
31-Jan-06	78.931	2.957
28-Feb-06	80.628	3.127
31-Mar-06	80.057	3.171
28-Apr-06	80.074	3.175
31-May-06	78.584	3.339
30-Jun-06	79.84	3.287
31-Jul-06	85.308	3.081
31-Aug-06	87.655	3.017
29-Sep-06	90.037	2.944
31-Oct-06	90.129	2.945
30-Nov-06	89.653	2.976
29-Dec-06	89.123	3.214
31-Jan-07	91.548	3.133
28-Feb-07	88.826	3.272
30-Mar-07	89.077	3.264
30-Apr-07	95.72	3.042
31-May-07	97.717	3.055
29-Jun-07	94.11	3.177
31-Jul-07	88.863	3.369
[end line chart]

Source: MSCI US/Pharmaceuticals Index
[End Sidebar]

[photo of poppies growing in the desert - rock formations in the backgroup]

Beginning in 2003, well before a recovery was assured, the fund began making sizable investments in select telecom companies. As it turned out, the opportunity to invest at attractive levels was fairly lengthy, as stock prices remained relatively flat for several years.

“It felt uncertain at the time, but our analysis led us to the conclusion that eventually regulations would relax and the U.S. competitive environment would get better. The industry was still fragmented and we thought there was a chance that we might see meaningful consolidation,” adds Brad. “Moreover, we were confident that certain companies had the cash flow to at least continue paying their dividends. As it turned out, these predictions by and large came to pass, although we had to be patient. As the companies got back to basics and their earnings, cash flow and balance sheets improved, they actually started to buy back stock and grow their dividends.”

Stock prices took time to recover, but the above-average yields “paid us to wait” and over the last 18 months, shares have appreciated significantly.

Opportunity beyond stocks

Interestingly, the factors driving down stock prices were also influencing the bond market, where many telecommunications securities were selling at deep discounts to their face values. Since The Income Fund of America is able to invest in both high-grade and high-yield corporate debt, there was still another opportunity for the fund.

“With the bond component of the fund’s portfolio, we’re primarily looking for higher sources of income than can typically be found on the equity side. Additionally, over the long term, bonds have added stability to the portfolio,” says David Barclay, president of the fund and one of its fixed-income portfolio counselors. “Yet we also recognize that opportunities among out-of-favor areas of the market exist for bond investors too.”

“In 2002, some of the telecommunications-related bonds were trading at 60 cents on the dollar, which often meant they were yielding in excess of 20%,” explains David Daigle, a fixed-income analyst focused on the wireless telecommunications sector. “But like our colleagues on the equity side, we could see brighter prospects for the sector on the horizon. And our analysis led us to conclude that certain companies would be able to service the debt and that bond values would rebound. In the meantime, the yields were virtually unprecedented.”

Indeed, when the fund’s telecom stocks were relatively flat, the bond holdings were experiencing significant capital appreciation.

Building conviction through research

When it comes to investing, going against the grain is often difficult. To build conviction in sometimes contrarian investments, the fund relies on the research capability of its investment adviser, Capital Research and Management Company. David Daigle and Brad are among the over 34 equity and 20 fixed-income analysts serving the fund. They share information, visit companies and meet managements, all with the goal of deepening their understanding of the firms and industries they cover.

“In the case of the telecommunications sector, the combined efforts of the equity and fixed-income analysts allowed us to have a robust discussion about all of the factors affecting the business,” explains David Barclay. “Having multiple people working to understand a company’s balance sheet, its ability to service debt, its industry, as well as its operations and prospects enables us to have deeper insights and more confident views on how things might work out.”

Industry cycles create opportunities

Experience through differing market conditions can help too, and this was recently instrumental in evaluating the prospects of select companies in another out-of-favor sector, pharmaceuticals.

“During certain periods, pharmaceutical companies are viewed by investors as growth companies, and they typically have higher price-to-earnings ratios and lower dividend yields than the market average,” explains Rick Beleson, an investment analyst who has spent 23 years covering the pharmaceutical industry for Capital Research and Management Company. “During these times, the stocks don’t really meet the needs of the fund. But when stocks in the sector fall out of favor, their prices come down and their yields rise, which may make them investment candidates for the fund.”

This has been the case over the last few years, as concerns about lawsuits, product life cycles, generic competition and a dearth of new products in the pipelines of many companies have taken a toll on valuations. With yields higher, the fund renewed its focus on the sector.

In analyzing the most recent downturn, Rick was able to draw upon his experience in the early 1990s when the sweeping health care changes being considered during the early years of the Clinton administration precipitated a significant downturn in pharmaceutical stock prices.

“In that case, the regulatory threat many thought would hurt growth and profit margins actually turned out to be a much more moderate business change,” he explains. “The positive industry fundamentals were still in place and strong, but the perception that the impact would be more widespread presented an opportunity for the fund. There are some similarities to the current cycle.”

Now, as then, rising yields drew the attention of the fund’s investment professionals, but were only one of the considerations Rick and his fellow investment professionals had to weigh against the considerable challenges facing the industry.

“Especially when it comes to the issue of product pipelines, there are some genuine near-term concerns,” notes Hilda. “But our seasoned global pharmaceutical analysts have both the experience and the insight that led us to conclude that, for a given set of companies, there are some potentially great products on the horizon. In addition, our understanding of the cash flows and research and development needs of certain companies give us confidence that they can maintain their dividend payouts.”

Recently, the fund’s willingness to see beyond the immediate trouble spots has been rewarded, as some of these investments have rebounded sharply and significantly contributed to returns.

[photo of purple poppies growing in the desert]

The benefits of multiple outlooks

“In some sense, investing for the fund forces you to be a contrarian because you are almost always investing in some companies that are out of favor,” explains equity portfolio counselor Dina Perry. “That’s because it’s often the case that stocks with above-average yields have prospects and fundamentals that are in dispute or unclear.”

In some cases, the fund’s investment professionals draw differing conclusions about the outlook for a particular company or industry. Fortunately, the investment method used to manage the fund accommodates varied perspectives. The multiple portfolio counselor system divides the fund into slices, each of which is independently managed — according to fund objectives — by one of The Income Fund of America’s six equity and four fixed-income portfolio counselors.

In addition, one slice, known as the research portfolio, is managed by the fund’s investment analysts who are able to invest in the companies within their sectors that they believe in most strongly. This can be especially beneficial when it comes to out-of-favor companies, since the system enables analysts to concretely demonstrate the strength of their convictions.

When to sell

When the stock prices for once out-of-favor fund holdings recover, yields may fall. But just as a company’s high yield doesn’t prompt us to invest, we don’t automatically sell a stock when its yield declines. Yet the fund always remains true to its primary objective: providing shareholders with income.

“If we are fortunate enough to have our investment thesis come to fruition and a recovering stock price results in a reduced yield, there is no tap on the shoulder saying ‘You must sell today,’” explains Hilda. “But all of us who invest money for the fund have a reverence and respect for the discipline that the mandate for yield provides. We recognize that trees don’t grow to the sky and that valuations have cycles. Thankfully, the market has historically provided us with rolling opportunities to find great investments for the fund.”

[Begin Pull Quote]
[photo of desert lilies]
“In some sense, investing for the fund forces you to be a contrarian because you are almost always investing in some companies that are out of favor.”
— Dina Perry
[End Pull Quote]

About your fund

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Resilience during stock declines	The Income Fund of America (IFA) vs. the S&P 500 during market declines*

Dates of decline			IFA
	S&P 500	IFA	advantage
	cumulative	cumulative	(percentage
	total return	total return	points)

September 21, 1976, through March 6, 1978	–13.5%	+1.9%	+15.4
November 28, 1980, through August 12, 1982	–20.2	+19.0	+39.2
August 25 through December 4, 1987	–32.8	–13.6	+19.2
July 16 through October 11, 1990	–19.2	–10.2	+9.0
July 17 through August 31, 1998	–19.1	–9.5	+9.6
March 24, 2000, through October 9, 2002	–47.4	+0.7	+48.1

*Periods show S&P 500 price declines of 15% or greater. S&P 500 total returns, which include reinvestment of all distributions, may be higher. There have been times when the index, which is unmanaged, has done better.

Withdrawing income: the dividend advantage

Most fund shareholders reinvest their dividends, but some — including many nonprofit organizations — use dividends to meet current expenses. As the charts below show, the fund’s income has allowed withdrawals to be made without invading principal.

Higher dividends...

[Begin bar chart]
Dividends produced
IFA	$1,355,324
S&P 500	366,221
[End bar chart]

...have helped to keep principal intact, letting compounding do its work.

[Begin bar chart]
	IFA	S&P 500
Amount withdrawn	$400,319	$400,319
Ending value	2,472,156	1,323,364
Initial investment	100,000	100,000
[End bar chart]

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500, and three-month certificates of deposit (CDs). Over the past 33 years, income from the fund has been substantially higher.

Year ended July 31

[begin bar chart]
	The Income Fund of America	S&P 500	CDs

7/31/1975	$864	$479	$924
7/31/1976	$1,097	$511	$652
7/31/1977	$1,067	$617	$598
7/31/1978	$1,229	$728	$814
7/31/1979	$1,467	$838	$1,283
7/31/1980	$1,610	$980	$1,998
7/31/1981	$1,918	$1,110	$2,302
7/31/1982	$2,407	$1,241	$3,003
7/31/1983	$2,804	$1,339	$2,235
7/31/1984	$3,186	$1,477	$2,376
7/31/1985	$3,702	$1,637	$2,617
7/31/1986	$4,301	$1,788	$2,217
7/31/1987	$4,876	$1,948	$1,940
7/31/1988	$4,928	$2,084	$2,417
7/31/1989	$5,873	$2,555	$3,240
7/31/1990	$5,797	$2,969	$3,382
7/31/1991	$6,944	$3,140	$3,171
7/31/1992	$7,239	$3,303	$2,226
7/31/1993	$7,696	$3,469	$1,548
7/31/1994	$8,220	$3,658	$1,680
7/31/1995	$8,853	$3,963	$2,920
7/31/1996	$9,442	$4,388	$3,049
7/31/1997	$11,085	$4,713	$3,189
7/31/1998	$11,587	$4,955	$3,414
7/31/1999	$13,694	$5,236	$3,313
7/31/2000	$15,119	$5,333	$4,011
7/31/2001	$15,308	$5,130	$4,233
7/31/2002	$16,425	$5,265	$1,806
7/31/2003	$15,747	$5,526	$1,164
7/31/2004	$15,484	$6,344	$837
7/31/2005	$15,318	$7,290	$1,844
7/31/2006	$18,727	$8,261	$3,532
7/31/2007	$24,427	$9,483	$4,586
[end bar chart]

Charts show hypothetical $100,000 investments in the fund (at net asset value) and the S&P 500 from January 1, 1974, to July 31, 2007. It assumes a 5% withdrawal, increased 5% annually. The first withdrawal, on December 31, 1974, was $5,000. Total withdrawals over the fund’s lifetime come to $400,319.

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for CDs is the Federal Reserve. CD income assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. CDs are guaranteed; the fund is not.

The portfolio at a glance

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

July 31, 2007

[begin pie chart]

Percent
of net
Investment portfolio	assets

U.S. common stocks	46.5%
Non-U.S. common stocks	17.6
U.S. & non-U.S. convertible securities & preferred stocks	3.7
U. S. Treasury & agency bonds & notes	2.2
Other fixed-income securities	21.4
Short-term securities & other assets less liabilities	8.6
[end pie chart]

Percent
of net
Five largest sectors in common stock holdings	assets

Financials	14.5%
Telecommunication services	7.9
Utilities	6.9
Consumer staples	6.5
Industrials	6.4

Percent
of net
Ten largest common stock holdings	assets

AT&T	2.9%
Chevron	2.6
General Electric	2.3
Verizon Communications	2.0
Citigroup	1.5
Merck	1.5
Bristol-Myers Squibb	1.5
Coca-Cola	1.1
Washington Mutual	1.1
Vodafone	1.0

July 31, 2006

[begin pie chart]
Percent
of net
Investment portfolio	assets

U.S. common stocks	49.5%
Non-U.S. common stocks	17.2
U.S. & non-U.S. convertible securities & preferred stocks	4.6
U. S. Treasury & agency bonds & notes	1.9
Other fixed-income securities	20.0
Short-term securities & other assets less liabilities	6.8
[end pie chart]

Percent
of net
Five largest sectors in common stock holdings	assets

Financials	17.9%
Utilities	8.0
Telecommunication services	7.8
Consumer staples	7.6
Energy	5.6

Percent
of net
Ten largest common stock holdings	assets

AT&T	2.2%
Chevron	2.1
BellSouth	1.9
Royal Dutch Shell	1.8
Citigroup	1.7
General Electric	1.6
Bristol-Myers Squibb	1.5
Altria Group	1.3
Merck	1.1
Washington Mutual	1.1

Summary investment portfolio

July 31, 2007

		Market	Percent
		value	of net
Common stocks - 64.14%	Shares	(000)	assets

Financials - 14.50%
Citigroup Inc.	28,464,500	$1,325,592	1.54%
Washington Mutual, Inc.	24,300,000	911,979	1.06
Wells Fargo & Co.	21,540,000	727,406	.84
Fannie Mae	11,304,322	676,451	.78
Société Générale (1)	3,811,500	653,086	.76
SunTrust Banks, Inc.	7,340,000	574,722	.67
Bank of America Corp.	10,766,550	510,550	.59
Lloyds TSB Group PLC (1)	42,839,900	481,342	.56
Fifth Third Bancorp	12,000,000	442,680	.51
Equity Residential, shares of beneficial interest	10,092,800	401,794	.46
Other securities		5,806,617	6.73
		12,512,219	14.50

Telecommunication services - 7.90%
AT&T Inc.	63,399,871	2,482,739	2.88
Verizon Communications Inc.	39,689,000	1,691,545	1.96
Vodafone Group PLC (1)	273,610,000	831,630	.96
Koninklijke KPN NV (1)	52,115,000	805,092	.93
Other securities		1,006,610	1.17
		6,817,616	7.90

Utilities - 6.89%
E.ON AG (1)	4,100,000	647,194	.75
Entergy Corp.	5,022,600	502,059	.58
SUEZ SA (1)	8,098,500	424,761	.49
Duke Energy Corp.	23,080,000	393,052	.46
RWE AG (1)	3,520,000	371,980	.43
Other securities		3,604,697	4.18
		5,943,743	6.89

Consumer staples - 6.45%
Coca-Cola Co.	17,560,000	915,052	1.06
H.J. Heinz Co. (2)	18,104,640	792,259	.92
Altria Group, Inc.	10,530,000	699,929	.81
Reynolds American Inc.	8,380,000	512,604	.59
General Mills, Inc.	8,171,800	454,515	.53
Other securities		2,190,727	2.54
		5,565,086	6.45

Industrials - 6.38%
General Electric Co.	50,370,000	1,952,341	2.26
Waste Management, Inc.	14,450,000	549,534	.64
Sandvik AB (1)	23,580,000	475,195	.55
Emerson Electric Co.	9,370,000	441,046	.51
Other securities		2,091,820	2.42
		5,509,936	6.38

Health care - 5.27%
Merck & Co., Inc.	26,260,000	1,303,809	1.51
Bristol-Myers Squibb Co.	44,375,500	1,260,708	1.46
Eli Lilly and Co.	14,485,000	783,494	.91
Pfizer Inc	26,050,000	612,436	.71
Other securities		586,972	.68
		4,547,419	5.27

Energy - 4.95%
Chevron Corp.	26,275,000	2,240,207	2.60
Royal Dutch Shell PLC, Class A (ADR)	6,919,000	536,845	.62
Marathon Oil Corp.	7,790,000	430,008	.50
Other securities		1,066,219	1.23
		4,273,279	4.95

Materials - 4.40%
Weyerhaeuser Co.	10,728,000	764,263	.89
E.I. du Pont de Nemours and Co.	14,869,200	694,838	.80
International Paper Co.	14,973,820	555,080	.64
Dow Chemical Co.	8,980,000	390,450	.45
Other securities		1,398,035	1.62
		3,802,666	4.40

Consumer discretionary - 2.74%
Esprit Holdings Ltd. (1)	40,949,000	554,663	.64
Other securities		1,807,060	2.10
		2,361,723	2.74

Information technology - 1.12%
Microchip Technology Inc. (2)	11,265,000	409,032	.47
Other securities		554,572	.65
		963,604	1.12

Miscellaneous - 3.54%
Other common stocks in initial period of acquisition		3,055,878	3.54

Total common stocks (cost: $43,156,500,000)		55,353,169	64.14

		Market	Percent
		value	of net
Preferred stocks - 1.14%	Shares	(000)	assets

Financials - 1.08%
Fannie Mae, Series O, 7.495% (3) (4)	2,190,000	114,017	.13
Other securities		819,896	.95
		933,913	1.08

Miscellaneous - 0.06%
Other preferred stocks in initial period of acquisition		46,313	.06

Total preferred stocks (cost: $1,002,594,000)		980,226	1.14

		Market	Percent
		value	of net
Warrants - 0.00%		(000)	assets

Telecommunication services - 0.00%
Other securities		23	.00

Total warrants (cost: $816,000)		23	.00

		Market	Percent
		value	of net
Convertible securities - 2.54%	Shares	(000)	assets

Financials - 0.50%
Fannie Mae, Series 2004-1, 5.375% convertible preferred	1,690	166,042	.19
Other securities		268,114	.31
		434,156	.50

Other - 1.76%
Other securities		1,517,701	1.76

Miscellaneous - 0.28%
Other convertible securities in initial period of acquisition		237,592	.28

Total convertible securities (cost: $1,816,186,000)		2,189,449	2.54

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 23.62%	(000)	(000)	assets

Mortgage-backed obligations (5) - 4.72%
Fannie Mae 4.00%-11.882% 2010-2042 (4)	$1,400,092	1,372,544	1.59
Freddie Mac 2.64%-11.424% 2008-2037 (4)	388,167	381,623	.44
Other securities		2,318,476	2.69
		4,072,643	4.72

Consumer discretionary - 3.95%
Other securities		3,410,778	3.95

Financials - 3.56%
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated) (3) (4)	72,100	67,375
Washington Mutual, Inc. 4.625%-5.66% 2012-2014 (4)	28,000	27,228
Washington Mutual Preferred Funding III Ltd. 6.895% (undated) (3) (4)	26,200	24,876
Washington Mutual Preferred Funding II Ltd. 6.665% (undated) (3) (4)	17,100	15,251
Washington Mutual Bank 5.78% 2013 (4)	10,000	9,769
Washington Mutual Bank, FA 5.65% 2014	5,000	4,871	.17
MBNA Global Capital Funding, Series B, 6.156% 2027 (4)	35,000	34,980
MBNA Corp. 5.625% 2007	10,000	10,007
Bank of America Corp. 4.25% 2010	10,000	9,702	.06
Citigroup Inc. 5.125% 2011	12,500	12,383	.02
Other securities		2,853,059	3.31
		3,069,501	3.56

U.S. government & government agency bonds & notes - 2.16%
U.S. Treasury:
4.25% 2014	469,500	455,964
3.625%-8.875% 2008-2036	686,575	748,675	1.39
Freddie Mac 4.125%-5.25% 2010-2018	413,125	403,418	.47
Fannie Mae 4.625%-7.25% 2012-2030	220,000	225,400	.26
Other securities		33,519	.04
		1,866,976	2.16

Telecommunication services - 2.05%
SBC Communications Inc. 4.125%-6.25% 2009-2016	81,465	78,545
AT&T Wireless Services, Inc. 8.125% 2012	34,935	38,520
AT&T Corp. 7.30%-8.00% 2011-2031 (4)	19,789	21,782
AT&T Inc. 6.80% 2036	11,235	11,668	.18
Verizon Communications Inc. 5.50%-6.25% 2017-2037	88,800	85,418
Verizon Global Funding Corp. 4.90%-7.75% 2015-2030	11,735	12,398	.11
Other securities		1,519,624	1.76
		1,767,955	2.05

Industrials - 1.32%
General Electric Capital Corp., Series A, 5.736% 2026 (4)	25,000	25,014
General Electric Co. 5.00% 2013	5,000	4,887	.03
Other securities		1,112,691	1.29
		1,142,592	1.32

Energy - 1.17%
Other securities		1,009,125	1.17

Other - 4.69%
Other securities		4,043,885	4.69

Total bonds & notes (cost: $20,662,718,000)		20,383,455	23.62

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 8.79%	(000)	(000)	assets

Federal Home Loan Bank 5.113%-5.137% due 8/10-10/24/2007	$654,955	650,548	.75
Freddie Mac 5.11%-5.145% due 8/13-10/22/2007	539,000	534,334	.62
Procter & Gamble International Funding S.C.A. 5.20%-5.26% due 8/1-10/26/2007 (3) (6)	483,632	480,226	.56
JPMorgan Chase & Co. 5.21%-5.23% due 8/17-10/22/2007	252,000	250,506
Park Avenue Receivables Co., LLC 5.23%-5.24% due 8/28-10/15/2007 (3)	176,791	175,871
Jupiter Securitization Co., LLC 5.28% due 8/2/2007 (3)	51,327	51,312	.55
Variable Funding Capital Corp. 5.235%-5.27% due 8/2-10/10/2007 (3) (6)	474,150	471,470	.55
Bank of America Corp. 5.205%-5.245% due 8/2-11/13/2007	449,100	445,455
Ranger Funding Co. LLC 5.26% due 9/10/2007 (3) (6)	22,600	22,466	.54
Wal-Mart Stores Inc. 5.18%-5.19% due 8/7-10/23/2007 (3)	460,200	456,984	.53
Clipper Receivables Co., LLC 5.23%-5.26% due 8/1-10/11/2007 (3)	383,100	380,257
State Street Corp. 5.22% due 8/2/2007	50,000	49,986	.50
CAFCO, LLC 5.225%-5.245% due 8/9-9/14/2007 (3)	150,000	149,314
Ciesco LLC 5.24%-5.25% due 9/6-10/4/2007 (3) (6)	139,100	137,970	.33
Coca-Cola Co. 5.15%-5.22% due 8/22-10/30/2007 (3)	244,700	242,395	.28
General Electric Capital Services, Inc. 5.21%-5.22% due 8/1-9/21/2007	239,500	238,562
General Electric Capital Corp. 5.34% due 8/1/2007	400	400	.28
Fannie Mae 5.09%-5.12% due 8/8-9/7/2007 (6)	96,350	96,031	.11
Other securities		2,752,414	3.19

Total short-term securities (cost: $7,585,706,000)		7,586,501	8.79

Total investment securities (cost: $74,224,520,000)		86,492,823	100.23
Other assets less liabilities		(197,362)	(.23)

Net assets		$86,295,461	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended July 31, 2007, appear below.

					Dividend	Market
	Beginning			Ending	or	value of
	shares or			shares or	interest	affiliates
	principal			principal	income	at 7/31/07
Company	amount	Purchases	Sales	amount	(000)	(000)

H.J. Heinz Co.	14,535,000	3,569,640	-	18,104,640	$20,785	$792,259
Microchip Technology Inc.	-	11,265,000	-	11,265,000	5,974	409,032
MeadWestvaco Corp.	10,565,696	1,300,000	1,000,000	10,865,696	9,490	353,570
iStar Financial, Inc.	7,240,000	967,550	-	8,207,550	21,085	298,180
iStar Financial, Inc. 5.375% 2010	$10,925,000	$-	$-	$10,925,000	593	10,762
iStar Financial, Inc., Series B, 5.125% 2011	$10,000,000	$-	$-	$10,000,000	547	9,705
iStar Financial, Inc., Series F, 7.80% cumulative redeemable	400,000	-	-	400,000	780	9,520
iStar Financial, Inc. 7.00% 2008	$6,525,000	$-	$-	$6,525,000	346	6,577
iStar Financial, Inc. 5.80% 2011	$5,000,000	$-	$-	$5,000,000	291	4,991
iStar Financial, Inc., Series B, 4.875% 2009	$5,000,000	$-	$-	$5,000,000	283	4,954
iStar Financial, Inc. 6.05% 2015	$4,285,000	$-	$-	$4,285,000	260	4,177
iStar Financial, Inc. 6.00% 2010	$3,750,000	$-	$-	$3,750,000	228	3,772
iStar Financial, Inc. 8.75% 2008	$1,028,000	$-	$1,028,000	$-	10	-
Brookdale Senior Living Inc.	4,785,000	1,121,600	-	5,906,600	9,692	236,323
SunCom Wireless Holdings, Inc., Class A (7)	-	47,322,770	42,590,493	4,732,277	-	115,610
Triton PCS, Inc. 8.50% 2013	$94,050,000	$-	$-	$94,050,000	8,227	94,991
Triton PCS, Inc. 8.75% 2011	$25,200,000	$1,500,000	$26,700,000	$-	2,484	-
Triton PCS, Inc. 9.375% 2011	$39,845,000	$-	$39,845,000	$-	3,669	-
Packaging Corp. of America	6,736,800	56,000	-	6,792,800	6,779	173,352
Packaging Corp. of America 4.375% 2008	$2,500,000	$-	$-	$2,500,000	112	2,467
Macquarie Korea Infrastructure Fund (1)	-	21,023,070	-	21,023,070	9,755	168,693
Arthur J. Gallagher & Co.	5,403,700	-	-	5,403,700	6,592	149,034
Goodman Fielder Ltd. (1)	67,000,000	-	-	67,000,000	5,776	143,709
Tupperware Brands Corp.	3,865,000	-	-	3,865,000	3,401	100,529
Sunstone Hotel Investors, Inc.	3,593,400	445,000	-	4,038,400	4,763	100,233
Beverly Hills Bancorp Inc.	1,848,400	-	898,400	950,000	636	7,106
Clarent Hospital Corp. (1) (7)	484,684	-	-	484,684	-	48
ConAgra Foods, Inc. (8)	26,327,600	-	14,180,400	12,147,200	8,767	-
Montpelier Re Holdings Ltd. (8)	4,465,000	-	4,465,000	-	152	-
Premier Farnell PLC (8)	21,050,000	-	21,050,000	-	-	-
Worthington Industries, Inc. (8)	3,414,900	2,358,100	4,938,600	834,400	3,056	-
					$134,533	$3,199,594

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $13,477,985,000.

(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $8,590,213,000, which represented 9.95% of the net assets of the fund.

(4) Coupon rate may change periodically.
(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(7) Security did not produce income during the last 12 months.
(8) Unaffiliated issuer at 7/31/2007.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at July 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $71,336,978)	$83,293,229
Affiliated issuers (cost: $2,887,542)	3,199,594	$86,492,823
Cash		7,926
Receivables for:
Sales of investments	483,468
Sales of fund's shares	197,501
Dividends and interest	471,920
Other	324	1,153,213
		87,653,962
Liabilities:
Payables for:
Purchases of investments	886,521
Repurchases of fund's shares	73,752
Dividends on fund's shares	334,950
Investment advisory services	15,094
Services provided by affiliates	44,857
Deferred directors' compensation	2,847
Other	480	1,358,501
Net assets at July 31, 2007		$86,295,461

Net assets consist of:
Capital paid in on shares of capital stock		$70,868,624
Undistributed net investment income		461,625
Undistributed net realized gain		2,696,674
Net unrealized appreciation		12,268,538
Net assets at July 31, 2007		$86,295,461

Total authorized capital stock - 5,500,000 shares, $.001 par value (4,205,628 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share *

Class A	$65,712,685	3,198,530	$20.54
Class B	5,094,499	249,422	20.43
Class C	8,911,519	436,959	20.39
Class F	3,075,407	149,896	20.52
Class 529-A	654,957	31,912	20.52
Class 529-B	117,285	5,728	20.47
Class 529-C	284,845	13,904	20.49
Class 529-E	32,385	1,580	20.49
Class 529-F	19,822	966	20.52
Class R-1	75,233	3,673	20.48
Class R-2	538,962	26,396	20.42
Class R-3	977,717	47,691	20.50
Class R-4	450,568	21,952	20.53
Class R-5	349,577	17,019	20.54

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $21.79 and $21.77, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2007	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $58,113;
also includes $117,483 from affiliates)	$2,153,555
Interest (net of non-U.S. taxes of $1;
also includes $17,050 from affiliates)	1,639,543	$3,793,098

Fees and expenses*:
Investment advisory services	193,966
Distribution services	298,930
Transfer agent services	39,000
Administrative services	17,690
Reports to shareholders	1,930
Registration statement and prospectus	2,629
Postage, stationery and supplies	3,891
Directors' compensation	891
Auditing and legal	188
Custodian	2,958
State and local taxes	1
Other	146
Total fees and expenses before reimbursements/waivers	562,220
Less reimbursements/waivers of fees and expenses:
Investment advisory services	19,397
Administrative services	107
Total fees and expenses after reimbursements/waivers		542,716
Net investment income		3,250,382

Net realized gain and unrealized appreciation on
investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $80,066 net loss from affiliates)	2,820,830
Non-U.S. currency transactions	(1,789)	2,819,041
Net unrealized appreciation on:
Investments	3,452,796
Non-U.S. currency translations	77	3,452,873
Net realized gain and unrealized appreciation
on investments and non-U.S. currency		6,271,914
Net increase in net assets resulting from operations		$9,522,296

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended July 31
	2007	2006
Operations:
Net investment income	$3,250,382	$2,667,261
Net realized gain on investments and non-U.S. currency transactions	2,819,041	1,718,266
Net unrealized appreciation on investments and non-U.S. currency translations	3,452,873	1,592,617

Net increase in net assets resulting from operations	9,522,296	5,978,144

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income and non-U.S. currency gain	(3,454,007)	(2,496,685)
Distributions from net realized gain on investments	(1,728,252)	(1,211,543)
Total dividends and distributions paid or accrued to shareholders	(5,182,259)	(3,708,228)

Net capital share transactions	13,497,369	6,036,571

Total increase in net assets	17,837,406	8,306,487

Net assets:
Beginning of year	68,458,055	60,151,568
End of year (including undistributed net investment
income: $461,625 and $674,755, respectively)	$86,295,461	$68,458,055

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation – Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended July 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2002.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended July 31, 2007, the fund reclassified $9,330,000 from undistributed net investment income to undistributed net realized gain, and $175,000 from undistributed net investment income and $111,937,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of July 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$796,599
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through July 31, 2007)*	(1,487)
Undistributed long-term capital gain	2,732,234
Gross unrealized appreciation on investment securities	13,534,219
Gross unrealized depreciation on investment securities	(1,298,044)
Net unrealized appreciation on investment securities	12,236,175
Cost of investment securities	74,256,648

*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended July 31, 2007			Year ended July 31, 2006
	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued
Share class
Class A	$2,741,287	$1,330,299	$4,071,586	$2,018,662	$945,614	$2,964,276
Class B	184,596	108,711	293,307	140,500	81,514	222,014
Class C	296,266	174,425	470,691	201,163	117,973	319,136
Class F	115,303	55,201	170,504	70,225	33,305	103,530
Class 529-A	24,723	11,936	36,659	15,421	7,171	22,592
Class 529-B	3,874	2,332	6,206	2,598	1,542	4,140
Class 529-C	8,909	5,270	14,179	5,562	3,248	8,810
Class 529-E	1,167	605	1,772	740	373	1,113
Class 529-F	678	297	975	313	134	447
Class R-1	2,010	1,091	3,101	864	485	1,349
Class R-2	17,170	10,098	27,268	10,343	5,960	16,303
Class R-3	32,101	16,294	48,395	17,725	8,906	26,631
Class R-4	15,313	7,141	22,454	7,679	3,433	11,112
Class R-5	10,610	4,552	15,162	4,890	1,885	6,775
Total	$3,454,007	$1,728,252	$5,182,259	$2,496,685	$1,211,543	$3,708,228

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services – The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.125% on such assets in excess of $71 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. During the year ended July 31, 2007, CRMC reduced investment advisory services rates to a proposed rate that would continue the series of rates to include an additional rate of 0.123% on daily net assets in excess of $89 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended July 31, 2007, total investment advisory services fees waived by CRMC were $19,397,000. As a result, the fee shown on the accompanying financial statements of $193,966,000, which was equivalent to an annualized rate of 0.243%, was reduced to $174,569,000, or 0.219% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended July 31, 2007, the total administrative services fees paid by CRMC were $107,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended July 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$148,828	$35,842	Not applicable	Not applicable	Not applicable
Class B	49,263	3,158	Not applicable	Not applicable	Not applicable
Class C	80,425	Included in administrative services	$8,235	$908	Not applicable
Class F	6,546		2,159	271	Not applicable
Class 529-A	1,220		398	48	$566
Class 529-B	1,077		76	22	108
Class 529-C	2,485		175	40	248
Class 529-E	143		20	2	29
Class 529-F	-		10	1	15
Class R-1	564		67	21	Not applicable
Class R-2	3,547		682	1,370	Not applicable
Class R-3	3,950		1,101	377	Not applicable
Class R-4	882		490	19	Not applicable
Class R-5	Not applicable		224	8	Not applicable
Total	$298,930	$39,000	$13,637	$3,087	$966

Deferred directors’ compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $891,000, shown on the accompanying financial statements, includes $400,000 in current fees (either paid in cash or deferred) and a net increase of $491,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2007
Class A	$11,380,559	552,805	$3,645,817	179,124	$(5,882,210)	(285,623)	$9,144,166	446,306
Class B	592,214	28,970	258,866	12,801	(479,658)	(23,462)	371,422	18,309
Class C	2,229,591	109,165	410,555	20,323	(824,465)	(40,327)	1,815,681	89,161
Class F	1,294,485	63,019	133,621	6,566	(435,975)	(21,103)	992,131	48,482
Class 529-A	178,893	8,686	35,737	1,756	(39,519)	(1,922)	175,111	8,520
Class 529-B	19,217	936	6,115	301	(5,615)	(273)	19,717	964
Class 529-C	85,314	4,147	13,876	684	(27,708)	(1,349)	71,482	3,482
Class 529-E	8,454	411	1,734	85	(2,660)	(130)	7,528	366
Class 529-F	9,629	468	930	46	(1,175)	(57)	9,384	457
Class R-1	46,174	2,246	2,924	144	(12,774)	(619)	36,324	1,771
Class R-2	226,310	11,043	26,541	1,312	(116,865)	(5,682)	135,986	6,673
Class R-3	516,588	25,057	46,778	2,300	(200,112)	(9,691)	363,254	17,666
Class R-4	235,448	11,404	21,573	1,058	(76,506)	(3,699)	180,515	8,763
Class R-5	206,608	9,878	12,745	625	(44,685)	(2,169)	174,668	8,334
Total net increase
(decrease)	$17,029,484	828,235	$4,617,812	227,125	$(8,149,927)	(396,106)	$13,497,369	659,254

Year ended July 31, 2006
Class A	$7,526,901	404,213	$2,634,343	142,882	$(5,936,400)	(318,528)	$4,224,844	228,567
Class B	417,059	22,507	194,060	10,594	(449,190)	(24,223)	161,929	8,878
Class C	1,279,488	69,133	275,082	15,037	(854,118)	(46,137)	700,452	38,033
Class F	579,266	31,091	80,258	4,359	(369,396)	(19,859)	290,128	15,591
Class 529-A	115,828	6,225	21,870	1,187	(29,602)	(1,587)	108,096	5,825
Class 529-B	15,280	823	4,043	220	(4,608)	(248)	14,715	795
Class 529-C	51,850	2,790	8,560	465	(19,447)	(1,044)	40,963	2,211
Class 529-E	6,516	351	1,079	59	(2,291)	(123)	5,304	287
Class 529-F	4,653	250	424	23	(938)	(50)	4,139	223
Class R-1	21,603	1,163	1,257	69	(6,100)	(329)	16,760	903
Class R-2	164,063	8,842	15,707	857	(83,808)	(4,514)	95,962	5,185
Class R-3	275,744	14,822	25,650	1,394	(135,565)	(7,291)	165,829	8,925
Class R-4	163,310	8,773	10,477	568	(48,034)	(2,576)	125,753	6,765
Class R-5	96,681	5,189	5,091	276	(20,075)	(1,077)	81,697	4,388
Total net increase
(decrease)	$10,718,242	576,172	$3,277,901	177,990	$(7,959,572)	(427,586)	$6,036,571	326,576

*Includes exchanges between share classes of the fund.

6.  Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $32,316,489,000 and $23,464,810,000, respectively, during the year ended July 31, 2007.

Financial highlights(1)

		Income from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets	(4)
Class A:
Year ended 7/31/2007	$19.33	$.87	$1.73	$2.60	$(.93)	$(.46)	$(1.39)	$20.54	13.66%	$65,713	.56%		.54%		4.22%
Year ended 7/31/2006	18.70	.81	.94	1.75	(.76)	(.36)	(1.12)	19.33	9.77	53,188	.56		.53		4.35
Year ended 7/31/2005	17.10	.77	1.61	2.38	(.65)	(.13)	(.78)	18.70	14.12	47,196	.55		.54		4.26
Year ended 7/31/2004	15.44	.70	1.70	2.40	(.74)	-	(.74)	17.10	15.76	36,075	.57		.57		4.15
Year ended 7/31/2003	14.49	.72	.98	1.70	(.73)	(.02)	(.75)	15.44	12.18	25,891	.61		.61		4.98
Class B:
Year ended 7/31/2007	19.22	.70	1.74	2.44	(.77)	(.46)	(1.23)	20.43	12.83	5,094	1.32		1.30		3.46
Year ended 7/31/2006	18.61	.66	.93	1.59	(.62)	(.36)	(.98)	19.22	8.87	4,442	1.33		1.31		3.58
Year ended 7/31/2005	17.01	.63	1.61	2.24	(.51)	(.13)	(.64)	18.61	13.32	4,135	1.34		1.32		3.48
Year ended 7/31/2004	15.36	.56	1.69	2.25	(.60)	-	(.60)	17.01	14.84	3,231	1.35		1.35		3.37
Year ended 7/31/2003	14.42	.61	.97	1.58	(.62)	(.02)	(.64)	15.36	11.37	2,015	1.39		1.39		4.17
Class C:
Year ended 7/31/2007	19.19	.69	1.73	2.42	(.76)	(.46)	(1.22)	20.39	12.80	8,911	1.37		1.35		3.41
Year ended 7/31/2006	18.58	.65	.93	1.58	(.61)	(.36)	(.97)	19.19	8.83	6,675	1.38		1.36		3.52
Year ended 7/31/2005	16.99	.61	1.60	2.21	(.49)	(.13)	(.62)	18.58	13.17	5,756	1.43		1.41		3.38
Year ended 7/31/2004	15.34	.55	1.69	2.24	(.59)	-	(.59)	16.99	14.75	3,833	1.44		1.44		3.26
Year ended 7/31/2003	14.41	.59	.97	1.56	(.61)	(.02)	(.63)	15.34	11.23	1,850	1.48		1.48		4.07
Class F:
Year ended 7/31/2007	19.30	.86	1.74	2.60	(.92)	(.46)	(1.38)	20.52	13.69	3,075	.60		.57		4.18
Year ended 7/31/2006	18.68	.80	.93	1.73	(.75)	(.36)	(1.11)	19.30	9.68	1,957	.60		.57		4.30
Year ended 7/31/2005	17.08	.75	1.61	2.36	(.63)	(.13)	(.76)	18.68	14.01	1,603	.67		.65		4.14
Year ended 7/31/2004	15.42	.67	1.71	2.38	(.72)	-	(.72)	17.08	15.65	1,000	.69		.69		4.02
Year ended 7/31/2003	14.47	.71	.97	1.68	(.71)	(.02)	(.73)	15.42	12.11	471	.72		.72		4.83
Class 529-A:
Year ended 7/31/2007	19.31	.85	1.73	2.58	(.91)	(.46)	(1.37)	20.52	13.57	655	.65		.63		4.14
Year ended 7/31/2006	18.68	.80	.94	1.74	(.75)	(.36)	(1.11)	19.31	9.70	452	.63		.61		4.27
Year ended 7/31/2005	17.08	.75	1.61	2.36	(.63)	(.13)	(.76)	18.68	13.98	328	.70		.68		4.13
Year ended 7/31/2004	15.42	.68	1.70	2.38	(.72)	-	(.72)	17.08	15.61	195	.67		.67		4.06
Year ended 7/31/2003	14.48	.71	.97	1.68	(.72)	(.02)	(.74)	15.42	12.10	93	.68		.68		4.87
Class 529-B:
Year ended 7/31/2007	19.26	.68	1.73	2.41	(.74)	(.46)	(1.20)	20.47	12.71	117	1.45		1.43		3.34
Year ended 7/31/2006	18.65	.64	.92	1.56	(.59)	(.36)	(.95)	19.26	8.71	92	1.47		1.44		3.44
Year ended 7/31/2005	17.05	.59	1.61	2.20	(.47)	(.13)	(.60)	18.65	13.05	74	1.55		1.53		3.28
Year ended 7/31/2004	15.36	.53	1.70	2.23	(.54)	-	(.54)	17.05	14.67	51	1.57		1.57		3.16
Year ended 7/31/2003	14.46	.58	.97	1.55	(.63)	(.02)	(.65)	15.36	11.10	28	1.60		1.60		3.95
Class 529-C:
Year ended 7/31/2007	19.27	.69	1.74	2.43	(.75)	(.46)	(1.21)	20.49	12.77	285	1.45		1.42		3.35
Year ended 7/31/2006	18.65	.64	.93	1.57	(.59)	(.36)	(.95)	19.27	8.77	201	1.46		1.43		3.45
Year ended 7/31/2005	17.06	.59	1.60	2.19	(.47)	(.13)	(.60)	18.65	13.00	153	1.54		1.52		3.29
Year ended 7/31/2004	15.39	.53	1.71	2.24	(.57)	-	(.57)	17.06	14.69	95	1.56		1.56		3.17
Year ended 7/31/2003	14.46	.58	.97	1.55	(.60)	(.02)	(.62)	15.39	11.10	44	1.59		1.59		3.96
Class 529-E:
Year ended 7/31/2007	19.28	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.49	13.27	32	.94		.91		3.86
Year ended 7/31/2006	18.66	.74	.93	1.67	(.69)	(.36)	(1.05)	19.28	9.32	23	.94		.92		3.96
Year ended 7/31/2005	17.06	.69	1.61	2.30	(.57)	(.13)	(.70)	18.66	13.63	17	1.02		1.01		3.80
Year ended 7/31/2004	15.40	.62	1.70	2.32	(.66)	-	(.66)	17.06	15.24	10	1.04		1.04		3.69
Year ended 7/31/2003	14.47	.66	.96	1.62	(.67)	(.02)	(.69)	15.40	11.66	5	1.06		1.06		4.48

Class 529-F:
Year ended 7/31/2007	$19.30	$.90	$1.73	$2.63	$(.95)	$(.46)	$(1.41)	$20.52	13.87%	$20	.44%		.41%		4.37%
Year ended 7/31/2006	18.68	.83	.93	1.76	(.78)	(.36)	(1.14)	19.30	9.85	10	.44		.42		4.46
Year ended 7/31/2005	17.08	.75	1.60	2.35	(.62)	(.13)	(.75)	18.68	13.96	5	.70		.68		4.14
Year ended 7/31/2004	15.42	.67	1.69	2.36	(.70)	-	(.70)	17.08	15.53	3	.79		.79		3.95
Period from 9/17/2002 to 7/31/2003	14.11	.60	1.24	1.84	(.51)	(.02)	(.53)	15.42	13.38	1	.81	(5)	.81	(5)	4.68	(5)
Class R-1:
Year ended 7/31/2007	19.27	.70	1.72	2.42	(.75)	(.46)	(1.21)	20.48	12.75	75	1.41		1.39		3.41
Year ended 7/31/2006	18.65	.64	.94	1.58	(.60)	(.36)	(.96)	19.27	8.79	37	1.45		1.41		3.46
Year ended 7/31/2005	17.05	.61	1.61	2.22	(.49)	(.13)	(.62)	18.65	13.15	19	1.50		1.45		3.36
Year ended 7/31/2004	15.39	.55	1.70	2.25	(.59)	-	(.59)	17.05	14.75	8	1.55		1.48		3.27
Year ended 7/31/2003	14.47	.60	.96	1.56	(.62)	(.02)	(.64)	15.39	11.19	2	1.92		1.50		4.02
Class R-2:
Year ended 7/31/2007	19.22	.69	1.72	2.41	(.75)	(.46)	(1.21)	20.42	12.73	539	1.44		1.39		3.38
Year ended 7/31/2006	18.60	.64	.94	1.58	(.60)	(.36)	(.96)	19.22	8.83	379	1.52		1.40		3.48
Year ended 7/31/2005	17.01	.61	1.60	2.21	(.49)	(.13)	(.62)	18.60	13.16	271	1.58		1.42		3.39
Year ended 7/31/2004	15.36	.55	1.69	2.24	(.59)	-	(.59)	17.01	14.75	139	1.75		1.44		3.30
Year ended 7/31/2003	14.48	.59	.95	1.54	(.64)	(.02)	(.66)	15.36	11.12	52	1.81		1.46		4.02
Class R-3:
Year ended 7/31/2007	19.29	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.50	13.26	978	.94		.92		3.86
Year ended 7/31/2006	18.67	.73	.93	1.66	(.68)	(.36)	(1.04)	19.29	9.29	579	.96		.94		3.94
Year ended 7/31/2005	17.07	.70	1.60	2.30	(.57)	(.13)	(.70)	18.67	13.68	394	.97		.96		3.85
Year ended 7/31/2004	15.41	.62	1.70	2.32	(.66)	-	(.66)	17.07	15.25	176	1.02		1.02		3.70
Year ended 7/31/2003	14.48	.65	.98	1.63	(.68)	(.02)	(.70)	15.41	11.68	56	1.12		1.08		4.42
Class R-4:
Year ended 7/31/2007	19.31	.85	1.74	2.59	(.91)	(.46)	(1.37)	20.53	13.57	451	.65		.63		4.15
Year ended 7/31/2006	18.69	.79	.93	1.72	(.74)	(.36)	(1.10)	19.31	9.60	255	.66		.64		4.22
Year ended 7/31/2005	17.09	.76	1.60	2.36	(.63)	(.13)	(.76)	18.69	14.00	120	.67		.65		4.17
Year ended 7/31/2004	15.43	.68	1.70	2.38	(.72)	-	(.72)	17.09	15.64	30	.69		.69		4.05
Year ended 7/31/2003	14.49	.70	.98	1.68	(.72)	(.02)	(.74)	15.43	12.07	12	.72		.72		4.81
Class R-5:
Year ended 7/31/2007	19.32	.91	1.74	2.65	(.97)	(.46)	(1.43)	20.54	13.94	350	.36		.33		4.42
Year ended 7/31/2006	18.70	.85	.93	1.78	(.80)	(.36)	(1.16)	19.32	9.92	168	.36		.34		4.56
Year ended 7/31/2005	17.10	.80	1.61	2.41	(.68)	(.13)	(.81)	18.70	14.33	81	.37		.35		4.45
Year ended 7/31/2004	15.44	.73	1.71	2.44	(.78)	-	(.78)	17.10	16.01	57	.37		.37		4.35
Year ended 7/31/2003	14.49	.75	.98	1.73	(.76)	(.02)	(.78)	15.44	12.43	39	.40		.40		5.17

	Year ended July 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	32%	35%	24%	27%	28%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5) Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Income Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The Income Fund of America, Inc. (the “Fund”) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 10, 2007

Expense example
                                                                                                                                                   unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007, through July 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2/1/2007	Ending account value 7/31/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,019.75	$2.70	.54%
Class A -- assumed 5% return	1,000.00	1,022.12	2.71	.54
Class B -- actual return	1,000.00	1,015.58	6.50	1.30
Class B -- assumed 5% return	1,000.00	1,018.35	6.51	1.30
Class C -- actual return	1,000.00	1,015.33	6.75	1.35
Class C -- assumed 5% return	1,000.00	1,018.10	6.76	1.35
Class F -- actual return	1,000.00	1,019.59	2.90	.58
Class F -- assumed 5% return	1,000.00	1,021.92	2.91	.58
Class 529-A -- actual return	1,000.00	1,019.26	3.25	.65
Class 529-A -- assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 529-B -- actual return	1,000.00	1,015.38	7.10	1.42
Class 529-B -- assumed 5% return	1,000.00	1,017.75	7.10	1.42
Class 529-C -- actual return	1,000.00	1,015.37	7.10	1.42
Class 529-C -- assumed 5% return	1,000.00	1,017.75	7.10	1.42
Class 529-E -- actual return	1,000.00	1,017.89	4.60	.92
Class 529-E -- assumed 5% return	1,000.00	1,020.23	4.61	.92
Class 529-F -- actual return	1,000.00	1,020.39	2.10	.42
Class 529-F -- assumed 5% return	1,000.00	1,022.71	2.11	.42
Class R-1 -- actual return	1,000.00	1,015.50	7.00	1.40
Class R-1 -- assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class R-2 -- actual return	1,000.00	1,015.57	7.00	1.40
Class R-2 -- assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class R-3 -- actual return	1,000.00	1,017.87	4.60	.92
Class R-3 -- assumed 5% return	1,000.00	1,020.23	4.61	.92
Class R-4 -- actual return	1,000.00	1,019.34	3.15	.63
Class R-4 -- assumed 5% return	1,000.00	1,021.67	3.16	.63
Class R-5 -- actual return	1,000.00	1,020.79	1.70	.34
Class R-5 -- assumed 5% return	1,000.00	1,023.11	1.71	.34

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                                              unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2007:

Long-term capital gains	$1,730,881,000
Qualified dividend income	2,200,650,000
Corporate dividends received deduction	1,380,621,000
U.S. government income that may be exempt from state taxation	85,557,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Class B, Class C, Class F and Class 529
Average annual total returns for periods ended June 30, 2007 (the most recent calendar quarter):

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	+14.03%	+11.38%	+10.30%
Not reflecting CDSC	+19.03%	+11.64%	+10.30%

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+17.94%	+11.54%	+9.53%
Not reflecting CDSC	+18.94%	+11.54%	+9.53%

Class F shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+19.84%	+12.39%	+10.37%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+12.87%	+11.06%	+10.22%
Not reflecting maximum sales charge	+19.77%	+12.39%	+11.44%

Class 529-B shares†— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	+13.89%	+11.17%	+10.58%
Not reflecting CDSC	+18.89%	+11.43%	+10.70%

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+17.88%	+11.44%	+10.71%
Not reflecting CDSC	+18.88%	+11.44%	+10.71%

Class 529-E shares*†— first sold 2/25/02	+19.41%	+12.00%	+11.07%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+20.03%	—	+14.68%

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 29 and 30 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Robert A. Fox, 70	1972	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO,
		Foster Farms (poultry producer)

Leonade D. Jones, 59	1993	Co-founder, VentureThink LLC (developed and
Chairman of the Board		managed e-commerce businesses) and Versura Inc.
(Independent and Non-Executive)		(education loan exchange); former Treasurer,
		The Washington Post Company

John M. Lillie, 70	2003	Business consultant; former President, Sequoia
		Associates LLC (investment firm specializing in
		medium-size buyouts); former Vice Chairman of the
		Board, Gap Inc. (specialty apparel retailing)

John G. McDonald, 70	1976	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Henry E. Riggs, 72	1989	President Emeritus, Keck Graduate Institute of Applied Life Sciences

Isaac Stein, 60	2004	President, Waverly Associates (private investment fund); Chairman Emeritus, Stanford University Board of Trustees

Patricia K. Woolf, Ph.D., 73	1985	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Robert A. Fox, 70	7	Chemtura Corporation

Leonade D. Jones, 59	6	None
Chairman of the Board
(Independent and Non-Executive)

John M. Lillie, 70	2	None

John G. McDonald, 70	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Henry E. Riggs, 72	4	None

Isaac Stein, 60	2	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Patricia K. Woolf, Ph.D., 73	6	None

“Interested” director[4]

	Year first
	elected a
	director or
Name, age and	officer of	Principal occupation(s) during past five years and
position with fund	the fund[1]	positions held with affiliated entities of the fund

Hilda L. Applbaum, 46	1998	Senior Vice President, Capital Research
Vice Chairman of the Board		Company[5]

“Interested” director[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Hilda L. Applbaum, 46	1	None
Vice Chairman of the Board

Please see page 36 for footnotes

Other officers6

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

David C. Barclay, 50	1998	Senior Vice President, Capital Research and
President		Management Company; Director, The Capital Group Companies, Inc.[5]

Abner D. Goldstine, 77	1993	Senior Vice President and Director, Capital
Senior Vice President		Research and Management Company

Dina N. Perry, 61	1994	Senior Vice President and Director, Capital
Senior Vice President		Research and Management Company

Andrew B. Suzman, 40	2004	Executive Vice President and Director, Capital
Senior Vice President		Research Company[5]

Joanna F. Jonsson, 44	2006	Senior Vice President, Capital Research Company;[5]
Vice President		Director, The Capital Group Companies, Inc.;[5]
		Director, American Funds Distributors, Inc.[5]

Mary E. Sheridan, 57	2004	Vice President, Capital Research Company[5]
Vice President

John H. Smet, 51	1994	Senior Vice President, Capital Research and
Vice President		Management Company; Director, American Funds Distributors, Inc.[5]

Steven T. Watson, 52	2006	Senior Vice President and Director, Capital
Vice President		Research Company[5]; Director, The Capital Group
		Companies, Inc.[5]

Patrick F. Quan, 49	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 34	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

R. Marcia Gould, 53	1999	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,® Inc., which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

[6]All of the officers listed, except Joanna F. Jonsson and Mary E. Sheridan, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete July 31, 2007, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
>	The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds     Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. MFGEAR-906-0907P

Litho in USA BAG/LPT/8061-S10039

Printed on recycled paper
ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, San Francisco, California 94120.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John M. Lillie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$101,000
2007	$108,000

b) Audit-Related Fees:
2006	$18,000
2007	$27,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$6,000
2007	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2006	$374,000
2007	$1,093,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	None
2007	$12,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d) All Other Fees:
2006	$21,000
2007	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $826,000 for fiscal year 2006 and $1,406,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

The Income Fund of America®
Investment portfolio

July 31, 2007

Common stocks — 64.14%	Shares	Market value (000)

FINANCIALS — 14.50%
Citigroup Inc.	28,464,500	$1,325,592
Washington Mutual, Inc.	24,300,000	911,979
Wells Fargo & Co.	21,540,000	727,406
Fannie Mae	11,304,322	676,451
Société Générale[1]	3,811,500	653,086
SunTrust Banks, Inc.	7,340,000	574,722
Bank of America Corp.	10,766,550	510,550
Lloyds TSB Group PLC[1]	42,839,900	481,342
Fifth Third Bancorp	12,000,000	442,680
Equity Residential, shares of beneficial interest	10,092,800	401,794
iStar Financial, Inc.[2]	8,207,550	298,180
Insurance Australia Group Ltd.[1]	58,599,325	282,939
PNC Financial Services Group, Inc.	3,800,000	253,270
ING Groep NV1	5,376,202	227,561
Kimco Realty Corp.	5,986,800	223,487
Fidelity National Financial, Inc.	10,634,000	222,144
Boston Properties, Inc.	2,295,000	216,855
St. George Bank Ltd.[1]	6,846,552	199,595
Wachovia Corp.	4,200,000	198,282
Banco Itaú Holding Financeira SA, preferred nominative	4,110,000	190,005
Hang Lung Properties Ltd.[1]	48,836,000	178,752
AMP Ltd.[1]	20,680,000	176,380
U.S. Bancorp	5,761,400	172,554
CapitalSource Inc.	8,828,441	167,740
JPMorgan Chase & Co.	3,800,000	167,238
Hospitality Properties Trust	4,100,000	157,276
Unibail-Rodamco, non-registered shares[1]	650,000	153,446
American Capital Strategies, Ltd.	4,020,000	152,639
Arthur J. Gallagher & Co.[2]	5,403,700	149,034
BNP Paribas SA1	1,237,500	136,069
Standard Bank Group Ltd.[1]	8,860,000	127,256
Allied Capital Corp.	4,459,020	126,280
XL Capital Ltd., Class A	1,613,541	125,630
Popular, Inc.	9,350,000	123,327
Bank of Ireland[1]	5,885,000	112,439
Developers Diversified Realty Corp.	2,255,000	108,240
Cathay Financial Holding Co., Ltd.[1]	38,729,373	100,619
Sunstone Hotel Investors, Inc.[2]	4,038,400	100,233
DnB NOR ASA[1]	7,500,000	99,625
Banco Santander Central Hispano, SA1	5,030,828	94,379
HRPT Properties Trust	9,850,000	92,098
Unibanco-União de Bancos Brasileiros SA, units (GDR)	697,000	81,298
Archstone-Smith Trust	1,400,000	80,374
Boardwalk REIT	1,734,000	73,965
Regions Financial Corp.	2,350,000	70,665
Health Care Property Investors, Inc.	2,442,300	66,528
Itaúsa — Investimentos Itaú SA, preferred nominative	9,967,138	63,534
Hysan Development Co. Ltd.[1]	21,815,601	56,329
Associated Banc-Corp	1,400,000	40,236
First Midwest Bancorp, Inc.	1,200,000	39,468
Camden Property Trust	700,000	38,472
Crescent Real Estate Equities Co.	1,680,000	37,934
Cousins Properties Inc.	666,525	17,136
Beverly Hills Bancorp Inc.[2]	950,000	7,106
		12,512,219

TELECOMMUNICATION SERVICES — 7.90%
AT&T Inc.	63,399,871	2,482,739
Verizon Communications Inc.	39,689,000	1,691,545
Vodafone Group PLC[1]	273,610,000	831,630
Koninklijke KPN NV1	52,115,000	805,092
Telstra Corp. Ltd., installment receipts[1]	95,368,954	250,793
Telstra Corp. Ltd.[1]	7,500,000	29,200
Chunghwa Telecom Co., Ltd. (ADR)	8,524,395	141,334
Chunghwa Telecom Co., Ltd.[1]	48,024,966	81,208
France Télécom SA1	7,000,000	188,034
SunCom Wireless Holdings, Inc., Class A2,3	4,732,277	115,610
SK Telecom Co., Ltd. (ADR)	2,775,000	78,088
Telekomunikacja Polska SA1	9,355,000	74,062
Dobson Communications Corp., Class A3	2,290,483	28,516
Sprint Nextel Corp., Series 1	760,501	15,613
Embarq Corp.	38,025	2,350
American Tower Corp., Class A3	42,271	1,761
XO Holdings, Inc.[3]	9,158	41
		6,817,616

UTILITIES — 6.89%
E.ON AG1	4,100,000	647,194
Entergy Corp.	5,022,600	502,059
SUEZ SA1	8,098,500	424,761
Duke Energy Corp.	23,080,000	393,052
RWE AG1	3,520,000	371,980
Exelon Corp.	5,098,600	357,667
Dominion Resources, Inc.	4,133,498	348,123
Public Service Enterprise Group Inc.	3,502,000	301,697
DTE Energy Co.	6,500,000	301,470
Equitable Resources, Inc.	5,470,000	257,692
Ameren Corp.	5,000,000	239,900
Southern Co.	6,880,000	231,443
Progress Energy, Inc.	4,884,900	213,275
American Electric Power Co., Inc.	4,250,000	184,833
Consolidated Edison, Inc.	3,880,000	169,478
Hongkong Electric Holdings Ltd.[1]	33,080,000	163,901
PPL Corp.	3,125,000	147,313
FirstEnergy Corp.	2,240,000	136,080
Edison International	2,500,000	132,225
NiSource Inc.	6,198,500	118,205
Xcel Energy Inc.	5,225,000	106,068
KeySpan Corp.	2,160,000	89,748
MDU Resources Group, Inc.	2,655,000	72,375
Northeast Utilities	1,214,500	33,204
		5,943,743

CONSUMER STAPLES — 6.45%
Coca-Cola Co.	17,560,000	915,052
H.J. Heinz Co.[2]	18,104,640	792,259
Altria Group, Inc.	10,530,000	699,929
Reynolds American Inc.	8,380,000	512,604
General Mills, Inc.	8,171,800	454,515
Kraft Foods Inc., Class A	11,094,988	363,361
Diageo PLC[1]	17,650,000	360,202
ConAgra Foods, Inc.	12,147,200	307,931
Kimberly-Clark Corp.	3,450,000	232,081
Unilever NV (New York registered)	4,551,750	137,736
Unilever NV1	2,355,000	71,108
Scottish & Newcastle PLC[1]	14,892,000	179,025
Goodman Fielder Ltd.[1,2]	67,000,000	143,709
SABMiller PLC[1]	4,311,000	111,142
UST Inc.	2,000,000	107,100
Tesco PLC[1]	11,540,000	94,921
Woolworths Ltd.[1]	3,565,632	82,411
		5,565,086

INDUSTRIALS — 6.38%
General Electric Co.	50,370,000	1,952,341
Waste Management, Inc.	14,450,000	549,534
Sandvik AB1	23,580,000	475,195
Emerson Electric Co.	9,370,000	441,046
Atlas Copco AB, Class A1	20,350,000	350,105
R.R. Donnelley & Sons Co.	7,400,000	312,724
Deutsche Post AG1	10,521,400	306,873
Cooper Industries, Ltd., Class A	3,800,000	201,096
Bidvest Group Ltd.[1]	9,570,000	194,000
Hubbell Inc., Class B	3,213,100	185,235
Macquarie Korea Infrastructure Fund[1,2]	21,023,070	168,693
PACCAR Inc	1,805,700	147,742
Avery Dennison Corp.	1,498,182	91,898
Brambles Ltd.[1,3]	9,053,000	84,733
Singapore Technologies Engineering Ltd.[1]	10,330,000	24,891
Singapore Post Private Ltd.[1]	25,900,000	21,193
UAL Corp.[3]	59,741	2,637
		5,509,936

HEALTH CARE — 5.27%
Merck & Co., Inc.	26,260,000	1,303,809
Bristol-Myers Squibb Co.	44,375,500	1,260,708
Eli Lilly and Co.	14,485,000	783,494
Pfizer Inc	26,050,000	612,436
Brookdale Senior Living Inc.[2]	5,906,600	236,323
Abbott Laboratories	3,500,000	177,415
Baxter International Inc.	1,972,048	103,730
Wyeth	1,431,500	69,456
Clarent Hospital Corp.[1,2,3]	484,684	48
		4,547,419

ENERGY — 4.95%
Chevron Corp.	26,275,000	2,240,207
Royal Dutch Shell PLC, Class A (ADR)	6,919,000	536,845
Royal Dutch Shell PLC, Class B1	3,297,147	130,583
Royal Dutch Shell PLC, Class B (ADR)	948,199	75,173
Marathon Oil Corp.	7,790,000	430,008
Spectra Energy Corp	8,540,000	217,514
TOTAL SA1	1,390,000	110,013
TOTAL SA (ADR)	1,290,000	101,407
Occidental Petroleum Corp.	3,600,000	204,192
Exxon Mobil Corp.	1,385,000	117,905
ENI SpA[1]	2,400,000	83,935
Centennial Coal Co. Ltd.[1]	8,916,417	25,497
		4,273,279

MATERIALS — 4.40%
Weyerhaeuser Co.	10,728,000	764,263
E.I. du Pont de Nemours and Co.	14,869,200	694,838
International Paper Co.	14,973,820	555,080
Dow Chemical Co.	8,980,000	390,450
MeadWestvaco Corp.[2]	10,865,696	353,570
PPG Industries, Inc.	4,230,000	322,622
Packaging Corp. of America[2]	6,792,800	173,352
RPM International, Inc.	5,385,000	126,601
Alcoa Inc.	3,036,400	115,991
Eastman Chemical Co.	1,500,000	103,230
UPM-Kymmene Corp.[1]	4,100,000	91,200
Lyondell Chemical Co.	1,470,000	66,003
Freeport-McMoRan Copper & Gold Inc.	300,000	28,194
Worthington Industries, Inc.	834,400	17,272
		3,802,666

CONSUMER DISCRETIONARY — 2.74%
Esprit Holdings Ltd.[1]	40,949,000	554,663
Vivendi SA1	5,680,000	241,201
DSG International PLC[1]	74,250,000	233,977
CBS Corp., Class B	7,000,000	222,040
General Motors Corp.	6,442,559	208,739
VF Corp.	2,040,000	175,012
Leggett & Platt, Inc.	6,500,000	134,745
Kesa Electricals PLC[1]	16,003,258	104,039
Tupperware Brands Corp.[2]	3,865,000	100,529
Kingfisher PLC[1]	20,678,565	89,366
Regal Entertainment Group, Class A	4,022,000	86,031
H & M Hennes & Mauritz AB, Class B1	1,300,000	75,304
Compagnie Générale des Etablissements Michelin, Class B1	550,000	71,999
Marks and Spencer Group PLC[1]	3,195,000	40,644
Macquarie Media Group[1]	6,055,676	23,434
		2,361,723

INFORMATION TECHNOLOGY — 1.12%
Microchip Technology Inc.[2]	11,265,000	409,032
Microsoft Corp.	9,200,000	266,708
Acer Inc.[1]	74,250,000	163,607
Lite-On Technology Corp.[1]	36,692,964	60,971
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,912,828	39,715
Delta Electronics, Inc.[1]	4,410,000	17,364
Micron Technology, Inc.[3,4]	339,328	4,028
ZiLOG, Inc.[3]	455,000	2,179
		963,604

MISCELLANEOUS — 3.54%
Other common stocks in initial period of acquisition		3,055,878

Total common stocks (cost: $43,156,500,000)		55,353,169

		Market value
Preferred stocks — 1.14%	Shares	(000)

FINANCIALS — 1.08%
SB Treasury Co. LLC, Series A, 9.40% noncumulative[4,5]	124,434,000	$128,578
Sumitomo Mitsui Banking Corp. 6.078%[4,5]	31,750,000	30,560
Fannie Mae, Series O, 7.495%[4,5]	2,190,000	114,017
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[4,5]	71,950,000	74,667
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative[4,5]	31,300,000	32,187
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[5]	68,580,000	65,849
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative[4,5]	19,000,000	19,727
Vornado Realty Trust, Series I, 6.625%	3,380,000	76,895
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[3,4]	2,948,000	58,223
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[4,5]	45,950,000	43,849
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up4,5	25,000,000	27,664
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up4,5	10,000,000	13,994
Banco Santander Central Hispano, SA 6.50%[4]	1,524,000	34,957
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[4,5]	36,590,000	34,310
Public Storage, Inc., Series F, 6.45%	1,000,000	22,400
Public Storage, Inc., Series V, 7.50% cumulative depositary shares	400,000	10,056
Standard Chartered PLC 7.014% noncumulative redeemable preference shares[4,5]	25,100,000	22,687
Wachovia Capital Trust III 5.80%[5]	20,000,000	19,631
Duke Realty Corp., Series B, 7.99% cumulative step-up premium rate	300,000	14,991
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	520,000	13,536
BNP Paribas Capital Trust 9.003% noncumulative trust[4,5]	8,000,000	8,796
BNP U.S. Funding LLC, Series A, 7.738% noncumulative[4,5]	4,360,000	4,389
Simon Property Group, Inc., Series G, 7.89% cumulative step-up premium rate	200,000	10,281
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[4,5]	9,825,000	9,935
Royal Bank of Scotland Group PLC 5.512% noncumulative trust[5]	10,000,000	9,607
iStar Financial, Inc., Series F, 7.80% cumulative redeemable[2]	400,000	9,520
CBG Florida REIT Corp., Series A, Class A, 7.114%[4,5]	9,000,000	8,668
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[4,5]	6,500,000	6,971
Nationwide Health Properties, Inc., Series A, 7.677% cumulative step-up premium rate	50,000	5,187
Barclays Bank PLC, Series 1, 6.278% noncumulative[5]	1,990,000	1,781
		933,913

MISCELLANEOUS — 0.06%
Other preferred stocks in initial period of acquisition		46,313

Total preferred stocks (cost: $1,002,594,000)		980,226

Warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[3]	18,316	13
XO Holdings, Inc., Series B, warrants, expire 2010[3]	13,738	7
XO Holdings, Inc., Series C, warrants, expire 2010[3]	13,738	3
Allegiance Telecom, Inc., warrants, expire 2008[1,3,4]	20,000	0
GT Group Telecom Inc., warrants, expire 2010[1,3,4]	15,000	0

Total warrants (cost: $816,000)		23

	Shares or
Convertible securities — 2.54%	principal amount

FINANCIALS — 0.50%
Metropolitan Life Insurance Co., Class B, 6.375% convertible preferred 2008	6,400,000 units	191,232
Fannie Mae, Series 2004-1, 5.375% convertible preferred	1,690	166,042
XL Capital Ltd. 7.00% convertible preferred 2009	2,810,000 units	76,882
		434,156

HEALTH CARE — 0.37%
Schering-Plough Corp. 6.00% convertible preferred 2007	2,499,900	$161,344
Medtronic, Inc. 1.625% convertible notes 2013	$45,500,000	47,661
Medtronic, Inc. 1.50% convertible notes 2011	$69,900,000	73,308
Teva Pharmaceutical Industries Ltd., Series D, 1.75% convertible debenture 2026	$20,000,000	20,400
Incyte Corp. 3.50% convertible notes 2011[4]	$15,000,000	12,656
		315,369

INFORMATION TECHNOLOGY — 0.29%
Nortel Networks Corp. 4.25% convertible notes 2008[4]	$40,000,000	39,400
Nortel Networks Corp. 4.25% convertible notes 2008	$80,000,000	78,800
Advanced Micro Devices, Inc. 6.00% convertible debentures 2015	$4,678,000	4,234
Advanced Micro Devices, Inc. 6.00% convertible debentures 2015[4]	$87,567,000	79,248
Liberty Media Holding Corp. 2.921% exchangeable debentures 2031[5]	$52,000,000	42,988
Fairchild Semiconductor Corp. 5.00% convertible notes 2008	$2,500,000	2,481
		247,151

MATERIALS — 0.22%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred	25,000	50,870
Freeport-McMoRan Copper & Gold Inc. 6.75% convertible preferred 2010	1,000,000	140,750
		191,620

INDUSTRIALS — 0.22%
UAL Corp. 4.50% convertible notes 2021[4]	$72,600,000	105,648
Allied Waste Industries, Inc., Series D, 6.25% convertible preferred 2008	240,000	80,258
		185,906

UTILITIES — 0.19%
PG&E Corp. 9.50% convertible notes 2010	$28,000,000	86,940
NRG Energy, Inc. 5.75% convertible preferred 2009[1]	200,000	69,236
AES Trust VII 6.00% convertible preferred 2008	125,000	6,234
		162,410

TELECOMMUNICATION SERVICES — 0.18%
Qwest Communications International Inc. 3.50% convertible debenture 2025	$100,000,000	157,375

CONSUMER DISCRETIONARY — 0.17%
Amazon.com, Inc. 4.75% convertible debentures 2009	$59,137,000	63,720
Ford Motor Co. 4.25% convertible notes 2036	$50,000,000	58,125
Liberty Media Holding Corp. 3.25% exchangeable debentures 2031	$35,000,000	28,963
		150,808

ENERGY — 0.12%
El Paso Corp. 4.99% convertible preferred[4]	75,000	107,062

MISCELLANEOUS — 0.28%
Other convertible securities in initial period of acquisition		237,592

Total convertible securities (cost: $1,816,186,000)		2,189,449

MORTGAGE-BACKED OBLIGATIONS[6]— 4.72%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	36,750	38,669
Fannie Mae 9.00% 2010	131	134
Fannie Mae 4.89% 2012	10,000	9,714
Fannie Mae 4.00% 2015	6,352	6,117
Fannie Mae 7.00% 2016	221	229
Fannie Mae 5.00% 2018	16,028	15,628
Fannie Mae 5.50% 2018	13,843	13,746
Fannie Mae 10.00% 2018	292	325
Fannie Mae 5.50% 2020	37,318	36,974
Fannie Mae 5.50% 2021	47,154	46,719
Fannie Mae 6.00% 2021	1,769	1,780
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	26,337	25,304
Fannie Mae 9.50% 2022	276	303
Fannie Mae 7.50% 2023	57	60
Fannie Mae 7.50% 2023	12	13
Fannie Mae 10.00% 2025	184	204
Fannie Mae, Series 2001-4, Class GA, 10.267% 2025[5]	1,001	1,103
Fannie Mae, Series 2001-4, Class NA, 11.882% 2025[5]	89	99
Fannie Mae 6.00% 2026	21,740	21,673
Fannie Mae 6.00% 2027	78,296	78,052
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	830	859
Fannie Mae 7.50% 2031	357	377
Fannie Mae, Series 2001-20, Class E, 9.619% 2031[5]	838	916
Fannie Mae 5.50% 2033	63,249	61,406
Fannie Mae 4.50% 2035	64,795	59,224
Fannie Mae 4.50% 2035	31,528	28,749
Fannie Mae 4.50% 2035	12,200	11,125
Fannie Mae 4.551% 2035[5]	6,506	6,419
Fannie Mae 5.00% 2035	48,444	45,564
Fannie Mae 5.00% 2035	25,173	23,676
Fannie Mae 5.00% 2035	6,599	6,207
Fannie Mae 5.50% 2035	62,238	60,415
Fannie Mae 5.50% 2035	50,869	49,323
Fannie Mae 5.50% 2035	16,846	16,321
Fannie Mae 5.50% 2035	7,841	7,597
Fannie Mae 6.50% 2035	539	549
Fannie Mae 4.50% 2036	2,619	2,392
Fannie Mae 5.00% 2036	975	916
Fannie Mae 5.50% 2036	3,948	3,822
Fannie Mae 6.00% 2036	21,595	21,427
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	9,164	9,171
Fannie Mae 6.50% 2036	19,781	19,955
Fannie Mae 5.50% 2037	108,091	104,434
Fannie Mae 5.50% 2037	34,101	32,947
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	25,987	25,499
Fannie Mae 5.50% 2037	26,177	25,291
Fannie Mae 5.50% 2037	24,818	23,979
Fannie Mae 5.50% 2037	19,670	19,004
Fannie Mae 5.50% 2037	14,941	14,332
Fannie Mae 5.50% 2037	11,813	11,413
Fannie Mae 5.50% 2037	8,152	7,876
Fannie Mae 5.50% 2037	3,048	2,945
Fannie Mae 6.00% 2037	30,113	29,860
Fannie Mae 6.00% 2037	28,092	27,852
Fannie Mae 6.00% 2037	22,379	22,036
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	19,682	19,745
Fannie Mae 6.00% 2037	18,605	18,448
Fannie Mae 6.00% 2037	11,409	11,308
Fannie Mae 6.00% 2037	2,562	2,530
Fannie Mae 6.50% 2037	63,357	63,874
Fannie Mae 6.50% 2037	15,936	16,030
Fannie Mae 6.50% 2037	15,000	15,122
Fannie Mae 6.50% 2037	8,158	8,206
Fannie Mae 7.00% 2037	47,543	48,615
Fannie Mae 7.00% 2037	17,223	17,698
Fannie Mae 7.00% 2037	14,377	14,701
Fannie Mae 7.00% 2037	10,950	11,272
Fannie Mae 7.00% 2037	10,146	10,375
Fannie Mae 7.00% 2037	5,264	5,374
Fannie Mae 7.00% 2037	4,130	4,217
Fannie Mae 7.50% 2037	5,302	5,475
Fannie Mae 7.50% 2037	3,885	4,012
Fannie Mae 7.50% 2037	1,993	2,049
Fannie Mae 7.50% 2037	1,697	1,752
Fannie Mae 7.50% 2037	1,006	1,035
Fannie Mae 8.00% 2037	3,151	3,241
Fannie Mae 8.00% 2037	1,989	2,045
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	1,636	1,675
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	1,122	1,152
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	1,803	1,869
Freddie Mac 8.50% 2008	0	0
Freddie Mac, Series SF02, Class GC, 2.64% 2009	2,108	2,090
Freddie Mac 8.50% 2009	29	29
Freddie Mac 8.50% 2010	49	50
Freddie Mac 5.00% 2018	9,876	9,627
Freddie Mac 5.50% 2018	4,916	4,880
Freddie Mac 11.00% 2018	231	255
Freddie Mac 5.50% 2019	13,636	13,520
Freddie Mac, Series 178, Class Z, 9.25% 2021	89	89
Freddie Mac, Series 2289, Class NB, 11.424% 2022[5]	207	232
Freddie Mac 6.00% 2026	5,900	5,884
Freddie Mac 6.00% 2027	9,724	9,698
Freddie Mac 4.646% 2035[5]	8,087	7,961
Freddie Mac 5.00% 2035	17,765	16,705
Freddie Mac 5.00% 2035	13,283	12,496
Freddie Mac 5.50% 2035	8,540	8,270
Freddie Mac 5.50% 2035	8,522	8,253
Freddie Mac, Series 3061, Class PN, 5.50% 2035	6,377	6,382
Freddie Mac 5.00% 2036	11,293	10,605
Freddie Mac, Series 3257, Class PA, 5.50% 2036	24,804	24,401
Freddie Mac 7.00% 2036	2,079	2,125
Freddie Mac 5.00% 2037	3,473	3,260
Freddie Mac, Series 3286, Class JN, 5.50% 2037	33,299	32,567
Freddie Mac, Series 3312, Class PA, 5.50% 2037	25,379	24,820
Freddie Mac, Series 3318, Class JT, 5.50% 2037	18,413	17,999
Freddie Mac 6.00% 2037	75,000	74,303
Freddie Mac 6.00% 2037	60,525	60,038
Freddie Mac, Series 3271, Class OA, 6.00% 2037	24,563	25,084
Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2-A-1, 5.00% 2018	11,759	11,269
Countrywide Alternative Loan Trust, Series 2006-J3, Class 2-A-1, 4.75% 2020	7,625	7,266
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	113,620	112,963
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	21,657	21,547
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	15,391	14,773
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	7,750	7,734
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	7,629	7,603
Countrywide Alternative Loan Trust, Series 2005-23CB, Class A-15, 5.50% 2035	7,275	6,956
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 3-A-1, 6.00% 2035	14,457	14,181
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	9,715	9,613
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	4,723	4,700
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 6.029% 2035[5]	5,230	5,231
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	8,625	8,542
Countrywide Alternative Loan Trust, Series 2007-J1, Class 3-A-4, 5.755% 2036[5]	20,000	19,856
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	15,943	15,905
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	5,520	5,512
Countrywide Alternative Loan Trust, Series 2007-8CB, Class A-1, 5.50% 2037	28,719	28,096
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1-A-9, 5.75% 2037	17,217	16,740
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.898% 2047[5]	33,834	33,683
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S8, Class A-2, 5.00% 2018	75,349	72,197
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S10, Class A-2, 5.00% 2018	45,185	43,295
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-1, 5.00% 2018	14,572	13,962
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 4.474% 2033[5]	673	670
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.55% 2034[5]	4,904	4,842
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.828% 2037[5]	23,181	22,905
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.58% 2045[5]	13,025	13,046
CS First Boston Mortgage Securities Corp., Series 2004-6, Class II-A-1, 4.75% 2019	33,775	32,078
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020	6,549	6,276
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	3,580	3,511
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	3,574	3,569
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	6,975	6,979
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	5,666	5,571
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	10,100	10,333
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[4]	20,357	12,926
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	10,000	9,717
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	10,000	9,524
CS First Boston Mortgage Securities Corp., Series 2007-2, Class 3-A-4, 5.50% 2037	23,283	21,711
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	6,910	7,059
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 2038[5]	8,000	7,886
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-2FX, 5.207% 2040	3,050	3,017
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[5]	10,000	9,725
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class II-A-4, 6.00% 2037	14,000	13,868
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	34,573	34,575
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	48,351	48,641
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class V-A-1, 7.00% 2037	25,602	26,141
Wells Fargo Mortgage-backed Securities Trust, Series 2003-13, Class A-1, 4.50% 2018	17,083	16,089
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class I-A-1, 4.75% 2018	8,170	7,759
Wells Fargo Mortgage-backed Securities Trust, Series 2003-6, Class I-A-1, 5.00% 2018	7,289	7,030
Wells Fargo Mortgage-backed Securities Trust, Series 2004-7, Class II-A-1, 4.50% 2019	23,955	22,550
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	13,416	12,857
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	7,375	7,232
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.657% 2036[5]	26,574	26,320
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[4]	7,250	7,090
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[4]	20,000	19,477
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[4]	37,375	36,878
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[4]	20,500	20,229
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[4]	5,550	5,478
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	2,000	1,962
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	14,040	13,864
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C1, Class A-3, 4.719% 2038	7,000	6,601
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-2, 4.223% 2042	11,687	11,339
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	3,155	3,097
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.471% 2044[5]	3,840	3,725
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[5]	27,700	27,646
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	20,000	19,614
CHL Mortgage Pass-Through Trust, Series 2003-35, Class 1-A-1, 4.75% 2018	6,926	6,578
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.827% 2033[5]	1,233	1,221
CHL Mortgage Pass-Through Trust, Series 2004-22, Class A-2, 4.629% 2034[5]	4,299	4,226
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.636% 2035[5]	7,006	6,994
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 1-A-1, 5.974% 2037[5]	45,000	44,986
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 3-A-1, 6.234% 2037[5]	21,228	21,195
Lehman Mortgage Trust, Series 2005-2, Class 3-A3, 5.50% 2035	10,788	10,757
Lehman Mortgage Trust, Series 2007-6, Class 2-A1, 6.946% 2037[5]	50,884	51,423
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037	22,568	22,808
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[4]	10,000	9,795
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[4]	37,750	36,838
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[4]	9,000	8,939
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[4]	16,575	16,464
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[4]	1,250	1,251
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	14,069	13,485
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	11,187	10,719
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	7,946	7,849
Residential Accredit Loans, Inc., Series 2005-QS13, Class I-A-5, 5.50% 2035	12,894	12,717
Residential Accredit Loans, Inc., Series 2005-QS9, Class A-6, 5.50% 2035	100	95
Residential Accredit Loans, Inc., Series 2005-QS10, Class I-A, 6.00% 2035	9,048	8,946
Residential Accredit Loans, Inc., Series 2007-QS7, Class II-A-1, 6.75% 2037	17,178	17,391
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[4]	10,000	9,977
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[4]	7,000	6,974
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[4]	12,000	11,869
SBA CMBS Trust, Series 2006-1A, Class D, 5.852% 2036[4]	5,000	4,856
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[4]	18,000	17,511
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[4]	17,000	16,364
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 5.681% 2034	2,372	2,374
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	15,000	14,398
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	11,000	10,837
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[5]	5,000	4,745
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.266% 2044[5]	22,000	21,110
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	12,500	12,274
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[4]	12,000	11,939
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[4]	11,100	11,068
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[4]	8,000	7,873
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[4]	29,000	28,977
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	44,000	44,523
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	1,527	1,518
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A-6, 6.00% 2036	13,817	13,913
First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4, Class I-A-10, 6.25% 2037	28,443	28,684
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.683% 2034[5]	9,566	9,291
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 5-A-1, 6.00% 2035	12,235	12,200
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 3-A-1, 6.022% 2036[5]	1,097	1,097
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.639% 2037[5]	15,174	15,323
Chase Mortgage Finance Trust, Series 2003-S9, Class A-1, 5.00% 2018	23,433	22,453
Chase Mortgage Finance Trust, Series 2003-S2, Class A-1, 5.00% 2018	16,046	15,375
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	5,550	5,369
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.339% 2044[5]	13,000	12,526
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045[5]	17,000	16,802
GE Commercial Mortgage Corp., Series 2005-C4, Class A-M, 5.333% 2045[5]	1,650	1,583
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7-A-1, 5.00% 2019	33,272	31,888
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.088% 2033[5]	2,702	2,694
Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A-3, 5.00% 2018	7,079	6,827
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 2-A7A, 6.214% 2036[5]	24,893	24,966
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.851% 2036[5]	31,558	31,182
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	9,042	8,588
Structured Asset Securities Corp., Series 2004-15, Class 2-A-1, 4.75% 2019	21,885	20,786
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.515% 2027[4,5]	290	289
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.737% 2027[4,5]	236	235
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	9,285	9,522
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.228% 2045[5]	17,730	17,422
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019	18,979	17,998
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	4,817	4,703
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4]	21,865	22,576
Residential Asset Securitization Trust, Series 2004-A6, Class A-1, 5.00% 2019	22,576	21,779
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.965% 2034[5]	2,157	2,118
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[5]	20,000	19,475
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.103% 2030[5]	20,000	20,302
J.P. Morgan Alternative Loan Trust, Series 2006-S1, Class 3-A-5, 5.73% 2036[5]	19,462	19,352
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	8,687	8,555
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	6,782	6,776
Bear Stearns Asset-backed Securities I Trust, Series 2006-AC2, Class II-1A-1, 6.00% 2036	3,687	3,684
Washington Mutual Mortgage, WMALT Series 2005-AR1, Class A-1-A, 5.58% 2035[5]	10,899	10,889
Washington Mutual Mortgage, WMALT Series 2006-1, Class 4-CB, 6.50% 2036	7,458	7,460
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.203% 2042[5]	17,875	17,579
CitiMortgage Alternative Loan Trust, Series 2005-A1, Class IIA-1, 5.00% 2020	18,270	17,531
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	18,120	17,287
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.004% 2031[4,5]	72,949	1,488
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	6,314	6,176
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	7,665	7,877
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,925	6,401
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	7,203	7,026
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	12,250	12,584
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.926% 2036[5]	12,196	12,157
Host Marriott Pool Trust, Series 1999-HMTA, Class D, 7.97% 2015[4]	10,990	11,523
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030	4,572	4,578
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	6,026	6,284
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	10,236	10,535
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[5]	10,000	9,813
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 2035[4,5]	10,000	9,808
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.646% 2036[5]	8,665	8,578
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	1,444	1,456
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	6,918	6,775
Banc of America Alternative Loan Trust, Series 2003-11, Class 5-A-1, 5.50% 2019	7,200	7,028
CSAB Mortgage-backed Trust, Series 2006-2, Class A-6-A, 5.72% 2036[5]	6,923	6,881
American Home Mortgage Investment Trust, Series 2004-1, Class III-A, 3.28% 2044	6,642	6,320
Residential Asset Mortgage Products, Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[5]	6,529	6,260
Government National Mortgage Assn. 9.50% 2009	183	187
Government National Mortgage Assn. 9.00% 2016	41	45
Government National Mortgage Assn. 8.50% 2017	9	10
Government National Mortgage Assn. 8.50% 2017	4	4
Government National Mortgage Assn. 10.00% 2020	928	1,049
Government National Mortgage Assn. 8.50% 2021	213	230
Government National Mortgage Assn. 8.50% 2021	44	47
Government National Mortgage Assn. 8.50% 2021	7	7
Government National Mortgage Assn. 9.50% 2021	103	115
Government National Mortgage Assn. 10.00% 2021	1,338	1,512
Government National Mortgage Assn. 10.00% 2025	1,268	1,426
Metropolitan Asset Funding, Inc., Series 1998-A, Class B-1, 7.728% 2014[4]	4,669	4,607
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.12% 2045[5]	4,134	4,173
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.46% 2008	106	105
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033	1,073	1,074
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027	364	363
		4,072,643

CONSUMER DISCRETIONARY — 3.95%
Delphi Automotive Systems Corp. 6.55% 2006[7]	17,105	19,500
Delphi Automotive Systems Corp. 6.50% 2009[7]	54,466	62,091
Delphi Corp. 6.50% 2013[7]	72,580	82,741
Delphi Automotive Systems Corp. 7.125% 2029[7]	104,355	120,530
Delphi Trust I 8.25% 2033[7]	30,031	35,887
General Motors Nova Scotia Finance Co. 6.85% 2008	1,675	1,616
General Motors Corp. 7.20% 2011	138,470	124,969
General Motors Corp. 7.125% 2013	68,665	58,537
General Motors Corp. 7.70% 2016	40,145	34,424
General Motors Corp. 8.80% 2021	27,375	23,953
General Motors Corp. 9.40% 2021	7,775	7,114
General Motors Corp. 8.25% 2023	7,000	5,740
General Motors Corp. 8.375% 2033	10,000	8,275
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	9,000	9,203
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	4,375	4,495
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[4]	59,548	58,357
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	23,350	23,233
Charter Communications Operating, LLC, Term Loan Facilities B, Delayed Draw, 7.36% 2014[5,6]	65,150	62,300
Charter Communications Operating, LLC, Term Loan Facilities B, 7.36% 2014[5,6]	28,500	27,253
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[4]	20,000	19,850
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	20,000	20,100
Univision Communications Inc., Second Lien Term Loan, 7.82% 2009[5,6]	4,315	4,196
Univision Communications Inc. 7.85% 2011	14,040	13,829
Univision Communications Inc., First Lien Term Loan B, 7.61% 2014[5,6]	41,349	38,170
Univision Communications Inc. 9.75% 2015[4,8]	90,305	82,629
Comcast Cable Communications, Inc. 6.20% 2008	49,000	49,452
Lenfest Communications, Inc. 7.625% 2008	2,000	2,019
Comcast Corp. 5.66% 2009[5]	1,250	1,248
Comcast Cable Communications, Inc. 6.875% 2009	8,000	8,198
Comcast Cable Communications, Inc. 7.125% 2013	8,100	8,573
Comcast Corp. 5.85% 2015	19,200	18,757
Comcast Corp. 5.90% 2016	8,475	8,274
Comcast Corp. 5.65% 2035	2,650	2,274
Comcast Corp. 6.45% 2037	10,000	9,542
DaimlerChrysler North America Holding Corp. 4.05% 2008	2,560	2,524
DaimlerChrysler North America Holding Corp. 4.75% 2008	1,440	1,434
DaimlerChrysler North America Holding Corp., Series E, 5.71% 2009[5]	10,000	10,004
DaimlerChrysler North America Holding Corp. 5.79% 2009[5]	15,000	15,037
DaimlerChrysler North America Holding Corp. 7.20% 2009	11,000	11,346
DaimlerChrysler North America Holding Corp. 8.00% 2010	15,000	15,920
DaimlerChrysler North America Holding Corp. 7.75% 2011	26,500	28,172
Chrysler Finance, First Lien Term Loan, 9.359% 2012[5,6]	13,245	12,583
Chrysler Finance, Second Lien Term Loan, 11.859% 2013[5,6]	5,000	4,750
MGM MIRAGE 6.00% 2009	35,100	34,574
Mandalay Resort Group 6.50% 2009	7,122	7,051
MGM MIRAGE 8.50% 2010	22,830	23,172
MGM MIRAGE 6.75% 2012	9,150	8,601
MGM MIRAGE 6.75% 2013	8,200	7,606
MGM MIRAGE 7.50% 2016	4,000	3,740
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010	5,000	5,038
R.H. Donnelley Inc. 10.875% 2012[4]	1,000	1,058
Dex Media, Inc., Series B, 0%/9.00% 2013[9]	9,000	8,145
R.H. Donnelley Corp., Series A-2, 6.875% 2013	25,975	23,507
R.H. Donnelley Corp., Series A-1, 6.875% 2013	20,650	18,688
R.H. Donnelley Corp., Series A-3, 8.875% 2016	25,375	24,804
Michaels Stores, Inc., Term Loan B, 7.625% 2013[5,6]	24,500	22,867
Michaels Stores, Inc. 10.00% 2014[4]	43,000	41,925
Michaels Stores, Inc. 0%/13.00% 2016[4,9]	17,700	9,647
Michaels Stores, Inc. 11.375% 2016[4]	6,800	6,596
K. Hovnanian Enterprises, Inc. 10.50% 2007	6,000	6,030
K. Hovnanian Enterprises, Inc. 8.00% 2012	3,000	2,565
K. Hovnanian Enterprises, Inc. 8.875% 2012	10,515	8,675
K. Hovnanian Enterprises, Inc. 7.75% 2013	13,215	10,176
K. Hovnanian Enterprises, Inc. 6.375% 2014	2,000	1,550
K. Hovnanian Enterprises, Inc. 6.50% 2014	11,555	9,071
K. Hovnanian Enterprises, Inc. 6.25% 2016	7,000	5,355
K. Hovnanian Enterprises, Inc. 7.50% 2016	9,365	7,539
K. Hovnanian Enterprises, Inc. 8.625% 2017	34,655	28,764
Time Warner Inc. 8.18% 2007	20,000	20,050
Time Warner Inc. 5.59% 2009[5]	10,000	10,011
Time Warner Inc. 5.50% 2011	1,000	994
AOL Time Warner Inc. 6.875% 2012	6,950	7,262
Time Warner Companies, Inc. 9.125% 2013	5,000	5,773
Time Warner Inc. 5.875% 2016	8,700	8,401
Time Warner Companies, Inc. 7.25% 2017	9,500	10,134
AOL Time Warner Inc. 7.625% 2031	10,750	11,506
Time Warner Inc. 6.50% 2036	500	476
Federated Retail Holdings, Inc. 5.35% 2012	13,660	13,579
Federated Retail Holdings, Inc. 5.90% 2016	46,300	44,861
Federated Department Stores, Inc. 6.79% 2027	500	431
Federated Department Stores, Inc. 7.00% 2028	1,692	1,527
Federated Department Stores, Inc. 6.90% 2029	8,890	7,869
Liberty Media Corp. 7.75% 2009	10,950	11,290
Liberty Media Corp. 7.875% 2009	37,983	39,743
Liberty Media Corp. 8.25% 2030	13,870	13,293
Clear Channel Communications, Inc. 4.625% 2008	14,000	13,843
Chancellor Media Corp. of Los Angeles 8.00% 2008	23,750	23,916
Clear Channel Communications, Inc. 7.65% 2010	15,000	14,969
Clear Channel Communications, Inc. 5.75% 2013	3,580	3,019
Clear Channel Communications, Inc. 5.50% 2014	9,170	7,202
NTL Cable PLC 8.75% 2014	26,689	26,822
NTL Cable PLC 9.125% 2016	32,000	32,480
J.C. Penney Co., Inc. 8.00% 2010	35,705	37,755
J.C. Penney Co., Inc. 9.00% 2012	10,506	11,861
J.C. Penney Corp., Inc. 5.75% 2018	2,000	1,917
J.C. Penney Corp., Inc. 6.375% 2036	4,800	4,471
Neiman Marcus Group, Inc. 9.00% 2015[8]	52,810	55,318
Cox Communications, Inc. 5.91% 2007[5]	8,250	8,265
Cox Communications, Inc. 7.875% 2009	12,500	13,048
Cox Communications, Inc. 4.625% 2010	8,250	8,063
Cox Communications, Inc. 7.75% 2010	10,000	10,613
Cox Communications, Inc. 5.45% 2014	13,500	12,891
Claire’s Stores, Inc., Term Loan, 8.11% 2013[5,6]	22,030	20,157
Claire’s Stores, Inc. 9.25% 2015[4]	32,075	28,386
Claire’s Stores, Inc. 10.50% 2017[4]	4,700	3,737
Standard Pacific Corp. 6.50% 2008	6,675	6,408
Standard Pacific Corp. 5.125% 2009	17,750	15,886
Standard Pacific Corp. 6.50% 2010	8,532	7,466
Standard Pacific Corp. 6.875% 2011	6,500	5,493
Standard Pacific Corp. 7.75% 2013	4,975	4,179
Standard Pacific Corp. 6.25% 2014	7,910	6,229
Standard Pacific Corp. 7.00% 2015	5,075	4,085
Time Warner Cable Inc. 5.40% 2012[4]	25,000	24,653
Time Warner Cable Inc. 6.55% 2037[4]	25,000	23,955
Thomson Learning, Term Loan B, 8.10% 2014[5,6]	13,625	12,893
Thomson Learning 0%/13.25% 2015[4,9]	1,750	1,277
Thomson Learning 10.50% 2015[4]	30,800	28,490
Thomson Corp. 5.50% 2035	5,000	4,358
CanWest Media Inc., Series B, 8.00% 2012	41,773	40,311
CanWest MediaWorks Inc. 9.25% 2015[4]	2,775	2,706
Toys “R” Us, Inc. 7.625% 2011	35,015	30,813
Toys “R” Us-Delaware, Inc., Term Loan B, 9.61% 2012[5,6]	12,000	11,880
Technical Olympic USA, Inc. 9.00% 2010	13,000	10,465
Technical Olympic USA, Inc. 9.00% 2010	9,990	7,942
Technical Olympic USA, Inc. 7.50% 2011	5,000	2,575
Technical Olympic USA, Inc. 9.00% 2011[4]	19,000	15,105
Technical Olympic USA, Inc. 10.375% 2012	2,500	1,437
Technical Olympic USA, Inc. 7.50% 2015	7,600	3,724
Tenneco Automotive Inc., Series B, 10.25% 2013	15,325	16,398
Tenneco Automotive Inc. 8.625% 2014	24,000	24,120
Ford Motor Co. 9.50% 2011	1,000	972
Ford Motor Co., Term Loan B, 8.36% 2013[5,6]	31,000	29,256
Ford Motor Co. 6.50% 2018	7,062	5,473
Ford Motor Co. 7.45% 2031	6,000	4,650
Mohegan Tribal Gaming Authority 6.375% 2009	19,780	19,409
Mohegan Tribal Gaming Authority 8.00% 2012	2,100	2,137
Mohegan Tribal Gaming Authority 6.125% 2013	4,175	3,914
Mohegan Tribal Gaming Authority 7.125% 2014	4,950	4,814
Mohegan Tribal Gaming Authority 6.875% 2015	8,775	8,216
Centex Corp. 5.25% 2015	17,315	14,821
Centex Corp. 6.50% 2016	24,930	22,759
KB Home 6.375% 2011	4,000	3,720
KB Home 5.875% 2015	6,270	5,235
KB Home 6.25% 2015	32,750	27,346
Boyd Gaming Corp. 7.75% 2012	28,400	28,542
Boyd Gaming Corp. 6.75% 2014	8,004	7,564
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	36,535	34,069
Radio One, Inc., Series B, 8.875% 2011	16,750	16,792
Radio One, Inc. 6.375% 2013	17,550	15,970
News America Holdings Inc. 8.00% 2016	6,000	6,782
News America Inc. 7.25% 2018	1,405	1,503
News America Holdings Inc. 8.25% 2018	7,000	8,032
News America Inc. 6.40% 2035	750	707
News America Inc. 6.75% 2038	15,000	15,694
Idearc Inc. 8.00% 2016	33,500	31,909
Royal Caribbean Cruises Ltd. 7.00% 2007	3,000	3,018
Royal Caribbean Cruises Ltd. 8.75% 2011	26,850	28,368
Harrah’s Operating Co., Inc. 5.50% 2010	26,375	24,017
Harrah’s Operating Co., Inc. 5.625% 2015	8,800	6,389
Vidéotron Ltée 6.875% 2014	21,069	19,805
Vidéotron Ltée 6.375% 2015	10,435	9,339
CSC Holdings, Inc. 7.25% 2008	8,000	8,010
CSC Holdings, Inc., Series B, 8.125% 2009	17,625	17,625
CSC Holdings, Inc., Series B, 6.75% 2012	400	365
Cablevision Systems Corp., Series B, 8.00% 2012	2,050	1,922
LBI Media, Inc. 10.125% 2012	10,395	10,941
LBI Media, Inc. 8.50% 2017[4]	14,190	13,835
Beazer Homes USA, Inc. 8.375% 2012	11,298	9,660
Beazer Homes USA, Inc. 8.125% 2016	16,810	14,036
Limited Brands, Inc. 6.90% 2017	22,855	22,813
Hilton Hotels Corp. 7.625% 2008	2,450	2,481
Hilton Hotels Corp. 7.20% 2009	9,850	10,035
Hilton Hotels Corp. 8.25% 2011	9,618	10,051
American Media Operations, Inc., Series B, 10.25% 2009	16,005	14,605
American Media Operations, Inc. 8.875% 2011	8,930	7,948
Kabel Deutschland GmbH 10.625% 2014	19,675	20,462
Gap, Inc. 10.05% 2008[5]	18,840	19,831
Warner Music Group 7.375% 2014	22,000	19,800
Viacom Inc. 5.75% 2011	3,000	2,992
Viacom Inc. 6.25% 2016	15,750	15,387
Viacom Inc. 6.875% 2036	1,500	1,415
Telenet Group Holding NV 0%/11.50% 2014[4,9]	20,027	19,326
Education Management LLC and Education Management Finance Corp. 8.75% 2014	7,775	7,775
Education Management LLC and Education Management Finance Corp. 10.25% 2016	11,175	11,175
D.R. Horton, Inc. 8.00% 2009	16,650	16,590
D.R. Horton, Inc. 7.875% 2011	550	559
Bon-Ton Department Stores, Inc. 10.25% 2014	18,850	17,059
Goodyear Tire & Rubber Co. 9.135% 2009[4,5]	7,125	7,125
Goodyear Tire & Rubber Co. 8.625% 2011[4]	9,392	9,603
Meritage Corp. 7.00% 2014	1,250	1,069
Meritage Homes Corp. 6.25% 2015	19,350	15,383
Quebecor Media Inc. 7.75% 2016	16,675	15,758
Young Broadcasting Inc. 10.00% 2011	16,890	15,454
William Lyon Homes, Inc. 7.625% 2012	17,000	13,260
William Lyon Homes, Inc. 10.75% 2013	2,500	2,137
AMC Entertainment Inc., Series B, 8.625% 2012	14,650	15,053
Visteon Corp. 7.00% 2014	18,000	14,130
MDC Holdings, Inc. 7.00% 2012	5,000	5,069
MDC Holdings, Inc. 5.50% 2013	8,250	7,762
Toll Brothers, Inc. 4.95% 2014	5,000	4,514
Toll Brothers, Inc. 5.15% 2015	9,215	8,058
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	12,187	12,400
Cooper-Standard Automotive Inc. 7.00% 2012	13,500	12,217
Ryland Group, Inc. 5.375% 2012	12,350	11,627
WCI Communities, Inc. 9.125% 2012	13,700	11,234
Seneca Gaming Corp. 7.25% 2012	8,000	7,920
Seneca Gaming Corp., Series B, 7.25% 2012	3,275	3,242
Burlington Coat Factory Warehouse Corp. 11.125% 2014	12,075	10,867
YUM! Brands, Inc. 7.70% 2012	10,000	10,843
British Sky Broadcasting Group PLC 6.875% 2009	10,000	10,216
Hanesbrands Inc., Series B, 8.784% 2014[5]	10,295	10,141
NVR, Inc. 5.00% 2010	10,000	9,849
Staples, Inc. 7.375% 2012	9,000	9,757
Seminole Tribe of Florida 6.535% 2020[4,6]	10,000	9,735
EchoStar DBS Corp. 5.75% 2008	9,300	9,253
Pinnacle Entertainment, Inc. 7.50% 2015[4]	9,400	8,695
Regal Cinemas Corp., Series B, 9.375% 2012[1]	7,250	7,604
Linens ‘n Things, Inc. 10.985% 2014[5]	10,775	7,058
Walt Disney Co. 5.70% 2011	1,000	1,017
Walt Disney Co. 5.625% 2016	2,000	1,969
Walt Disney Co. 6.00% 2017	3,000	3,035
Warnaco, Inc. 8.875% 2013	5,625	5,934
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	6,700	5,879
Gamestop Corp. 8.00% 2012	5,000	5,081
Sealy Mattress Co. 8.25% 2014	5,125	5,074
Pulte Homes, Inc. 7.875% 2011	5,000	5,068
Carnival Corp. 3.75% 2007	5,000	4,975
Marriott International, Inc., Series I, 6.375% 2017	4,500	4,506
Local T.V. Finance LLC 9.25% 2015[4,8]	4,525	4,321
Gaylord Entertainment Co. 6.75% 2014	4,000	3,740
Cinemark USA, Inc., Term Loan B, 7.09% 2013[5,6]	3,772	3,638
Entercom Radio, LLC 7.625% 2014	3,750	3,600
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	2,850	2,779
Dollar General Corp. 10.625% 2015[4]	665	585
		3,410,778

FINANCIALS — 3.56%
General Motors Acceptance Corp. 6.125% 2007	12,500	12,486
General Motors Acceptance Corp. 6.125% 2008	50,000	49,586
Residential Capital Corp. 6.66% 2008[5]	20,000	19,233
Residential Capital Corp. 6.46% 2009[5]	20,000	18,802
Residential Capital Corp. 7.69% 2009[4,5]	26,250	24,675
Residential Capital Corp. 6.375% 2010	23,025	21,689
Residential Capital Corp. 6.00% 2011	19,750	18,218
General Motors Acceptance Corp. 6.875% 2011	92,370	85,970
General Motors Acceptance Corp. 7.25% 2011	59,895	56,802
Residential Capital, LLC 6.50% 2012	3,000	2,724
General Motors Acceptance Corp. 6.875% 2012	11,145	10,262
General Motors Acceptance Corp. 7.00% 2012	66,305	62,042
Residential Capital Corp. 6.50% 2013	32,500	29,198
General Motors Acceptance Corp. 6.75% 2014	36,475	32,828
General Motors Acceptance Corp. 7.56% 2014[5]	37,000	34,479
Ford Motor Credit Co. 5.80% 2009	4,000	3,843
Ford Motor Credit Co. 7.875% 2010	7,000	6,698
Ford Motor Credit Co. 9.75% 2010[5]	83,730	84,612
Ford Motor Credit Co. 7.25% 2011	4,450	4,071
Ford Motor Credit Co. 7.375% 2011	1,800	1,683
Ford Motor Credit Co. 9.875% 2011	7,500	7,601
Ford Motor Credit Co. 7.80% 2012	3,500	3,336
Ford Motor Credit Co. 8.11% 2012[5]	68,405	65,376
Ford Motor Credit Co. 8.00% 2016	9,000	8,308
Washington Mutual, Inc. 5.00% 2012	7,000	6,795
Washington Mutual, Inc. 5.66% 2012[5]	16,000	15,833
Washington Mutual Bank 5.78% 2013[5]	10,000	9,769
Washington Mutual, Inc. 4.625% 2014	5,000	4,600
Washington Mutual Bank, FA 5.65% 2014	5,000	4,871
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[4,5]	72,100	67,375
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[4,5]	17,100	15,251
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[4,5]	26,200	24,876
ASIF Global Financing XVIII 3.85% 2007[4]	8,500	8,459
International Lease Finance Corp. 5.00% 2010	10,000	9,883
International Lease Finance Corp. 5.125% 2010	15,000	14,897
International Lease Finance Corp. 5.00% 2012	5,000	4,874
International Lease Finance Corp., Series R, 5.40% 2012	10,000	9,970
American General Finance Corp., Series I, 5.40% 2015	17,250	16,619
ILFC E-Capital Trust I 5.90% 2065[4,5]	10,000	9,886
ILFC E-Capital Trust II 6.25% 2065[4,5]	18,790	18,137
American International Group, Inc., Series A-1, 6.25% 2087[5]	15,850	14,647
Realogy Corp., Term Loan B, 8.36% 2013[5,6]	18,392	17,277
Realogy Corp., Term Loan B, Letter of Credit, 8.36% 2013[5,6]	3,908	3,671
Realogy Corp. 10.50% 2014[4]	58,150	53,934
Realogy Corp. 11.00% 2014[4,8]	10,000	8,863
Realogy Corp. 12.375% 2015[4]	5,250	4,213
Rouse Co. 3.625% 2009	32,561	31,395
Rouse Co. 7.20% 2012	38,789	38,945
Rouse Co. 6.75% 2013[4]	12,150	12,171
HSBK (Europe) B.V. 7.75% 2013	10,275	10,403
HSBK (Europe) B.V. 7.75% 2013[4]	2,165	2,192
HSBK (Europe) B.V. 7.25% 2017[4]	65,640	63,034
Simon Property Group, LP 4.875% 2010	11,375	11,219
Simon Property Group, LP 5.375% 2011	32,700	32,544
Simon Property Group, LP 5.00% 2012	8,000	7,807
Simon Property Group, LP 6.35% 2012	5,000	5,166
Simon Property Group, LP 5.25% 2016	5,000	4,760
Simon Property Group, LP 5.875% 2017	5,000	4,964
Capmark Financial Group, Inc. 6.007% 2010[4,5]	35,000	35,095
Capmark Financial Group, Inc. 5.875% 2012[4]	22,260	20,836
Capmark Financial Group, Inc. 6.30% 2017[4]	7,000	6,212
TuranAlem Finance BV 8.00% 2014	2,390	2,175
TuranAlem Finance BV 8.50% 2015	19,110	17,486
TuranAlem Finance BV 8.50% 2015[4]	10,000	9,150
TuranAlem Finance BV 8.25% 2037[4]	35,000	31,063
E*TRADE Financial Corp. 8.00% 2011	22,775	23,344
E*TRADE Financial Corp. 7.375% 2013	8,750	8,838
E*TRADE Financial Corp. 7.875% 2015	24,700	25,565
Fifth Third Capital Trust IV 6.50% 2067[5]	59,500	56,425
MBNA Corp. 5.625% 2007	10,000	10,007
Bank of America Corp. 4.25% 2010	10,000	9,702
MBNA Global Capital Funding, Series B, 6.156% 2027[5]	35,000	34,980
Société Générale 5.922% (undated)[4,5]	900	866
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[4,5]	51,645	51,824
PNC Funding Corp., Series II, 6.113% (undated)[4,5]	13,800	13,156
PNC Funding Corp., Series I, 6.517% (undated)[4,5]	35,400	35,738
Host Marriott, LP, Series M, 7.00% 2012	28,085	27,664
Host Marriott, LP, Series K, 7.125% 2013	10,000	9,775
Host Hotels & Resorts, LP, Series S, 6.875% 2014	10,500	10,185
UnumProvident Corp. 5.859% 2009	11,500	11,580
UnumProvident Finance Co. PLC 6.85% 2015[4]	33,500	34,025
iStar Financial, Inc. 7.00% 2008[2]	6,525	6,577
iStar Financial, Inc., Series B, 4.875% 2009[2]	5,000	4,954
iStar Financial, Inc. 5.375% 2010[2]	10,925	10,762
iStar Financial, Inc. 6.00% 2010[2]	3,750	3,772
iStar Financial, Inc., Series B, 5.125% 2011[2]	10,000	9,705
iStar Financial, Inc. 5.80% 2011[2]	5,000	4,991
iStar Financial, Inc. 6.05% 2015[2]	4,285	4,177
J.P. Morgan Chase & Co. 4.891% 2015[5]	10,000	9,852
JPMorgan Chase Capital XXI, Series U, 6.305% 2037[5]	12,500	11,702
JPMorgan Chase Capital XX, Series T, 6.55% 2066	19,290	17,722
JPMorgan Chase Capital XVIII, Series R, 6.95% 2066	5,100	4,903
Sumitomo Mitsui Banking Corp. 5.625% (undated)[4,5]	44,400	42,233
Capital One Bank 4.875% 2008	20,000	19,888
Capital One Financial Corp. 6.25% 2013	20,000	20,202
HBOS PLC 5.375% (undated)[4,5]	36,610	35,713
HBOS PLC, Series B, 5.92% (undated)[4,5]	2,100	1,883
Bank of Scotland 7.00% (undated)[4,5]	1,800	1,806
Glen Meadow Pass Through Trust 6.505% 2067[4,5]	38,500	36,593
Liberty Mutual Group Inc. 6.50% 2035[4]	23,150	20,798
Liberty Mutual Group Inc. 7.50% 2036[4]	3,600	3,556
Liberty Mutual Group Inc., Series A, 7.80% 2087[4]	12,560	10,949
Lehman Brothers Holdings Inc., Series I, 5.50% 2010[5]	2,000	1,994
Lehman Brothers Holdings Inc. 6.50% 2017	24,910	24,509
Lehman Brothers Holdings Inc. 6.875% 2037	1,000	972
Lehman Brothers Holdings Capital Trust VII 5.857% (undated)[5]	7,700	7,316
Kimco Realty Corp. 6.00% 2012	3,250	3,293
Kimco Realty Corp., Series C, 5.783% 2016	15,000	14,782
Kimco Realty Corp. 5.70% 2017	16,985	16,477
Santander Issuances, SA Unipersonal 5.72% 2016[4,5]	17,200	17,300
Santander Issuances, SA Unipersonal 5.805% 2016[4,5]	13,100	13,247
Abbey National PLC 6.70% (undated)[5]	3,635	3,672
Mangrove Bay Pass Through Trust 6.102% 2033[4,5]	25,180	24,758
Twin Reefs Asset Trust (XLFA), Series B, 6.32% (undated)[4,5]	7,200	7,223
XL Capital Ltd., Series E, 6.50% (undated)[5]	2,340	2,092
BNP Paribas 7.195% (undated)[4,5]	33,900	33,633
Household Finance Corp. 4.125% 2009	15,000	14,588
HSBC Finance Corp. 4.625% 2010	14,000	13,700
Midland Bank 5.625% Eurodollar note (undated)[5]	5,000	4,250
UniCredito Italiano SpA 5.584% 2017[4,5]	32,750	32,459
SLM Corp., Series A, 5.40% 2011	15,000	13,734
SLM Corp., Series A, 5.66% 2014[5]	10,000	8,535
SLM Corp., Series A, 5.00% 2015	12,000	9,941
Kazkommerts International BV 8.50% 2013[4]	2,500	2,488
Kazkommerts International BV 7.875% 2014[4]	10,000	9,500
Kazkommerts International BV 8.00% 2015	14,500	13,485
Kazkommerts International BV, Series 4, 7.50% 2016	7,500	6,604
Lazard Group LLC 7.125% 2015	18,265	18,672
Lazard Group LLC 6.85% 2017[4]	11,500	11,544
Merrill Lynch & Co., Inc., Series C, 5.59% 2012[5]	6,000	5,885
Merrill Lynch & Co., Inc. 5.70% 2017	4,000	3,781
Merrill Lynch & Co., Inc. 6.11% 2037	21,000	19,018
Skandinaviska Enskilda Banken AB 4.958% (undated)[4,5]	17,290	16,047
Skandinaviska Enskilda Banken AB 5.471% (undated)[4,5]	900	843
Skandinaviska Enskilda Banken AB 7.50% (undated)[4,5]	10,405	10,762
Prudential Holdings, LLC, Series C, 8.695% 2023[4,6]	22,250	27,412
CNA Financial Corp. 6.45% 2008	2,406	2,413
CNA Financial Corp. 6.60% 2008	7,130	7,218
CNA Financial Corp. 5.85% 2014	5,625	5,509
CNA Financial Corp. 7.25% 2023	11,625	11,847
Hospitality Properties Trust 7.00% 2008	1,210	1,220
Hospitality Properties Trust 6.75% 2013	23,315	24,125
Hospitality Properties Trust 6.30% 2016	1,500	1,515
Westfield Group 5.40% 2012[4]	5,000	4,956
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[4]	22,500	21,543
CIT Group Inc. 6.875% 2009	15,000	15,382
CIT Group Inc. 6.10% 2067[5]	10,390	8,957
Development Bank of Singapore Ltd. 7.875% 2010[4]	10,000	10,606
Development Bank of Singapore Ltd. 7.125% 2011[4]	5,000	5,281
DBS Bank Ltd. 5.97% 2021[4,5]	7,250	7,389
Standard Chartered Bank 5.563% Eurodollar note (undated)[5]	15,000	12,413
Standard Chartered PLC 6.409% (undated)[4,5]	9,100	8,319
Resona Bank, Ltd. 5.85% (undated)[4,5]	21,675	20,613
Countrywide Financial Corp., Series B, 5.78% 2012[5]	8,500	8,369
Countrywide Financial Corp., Series B, 5.80% 2012	12,500	12,030
Downey Financial Corp. 6.50% 2014	20,000	19,711
BBVA International SA Unipersonal 5.919% (undated)[4,5]	22,300	19,551
State Street Capital Trust IV 6.355% 2077[5]	20,000	18,966
Catlin Insurance Ltd. 7.249% (undated)[4,5]	20,145	18,529
ZFS Finance (USA) Trust V 6.50% 2037[4,5]	8,500	7,974
ZFS Finance (USA) Trust I 6.15% 2065[4,5]	4,000	3,978
ZFS Finance (USA) Trust II 6.45% 2065[4,5]	6,500	6,123
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative preferred (undated)[4,5]	18,850	17,936
AXA SA 6.379% (undated)[4,5]	4,815	4,127
AXA SA 6.463% (undated)[4,5]	15,000	13,403
Genworth Financial, Inc. 6.15% 2066[5]	17,665	16,144
North Front Pass Through Trust 5.81% 2024[4,5]	10,000	9,629
Nationwide Mutual Insurance Co. 7.875% 2033[4]	5,000	5,849
Developers Diversified Realty Corp. 4.625% 2010	10,140	9,872
Developers Diversified Realty Corp. 5.50% 2015	5,000	4,830
Independence Community Bank Corp. 4.90% 2010	5,000	4,916
Independence Community Bank 3.75% 2014[5]	10,000	9,710
Plum Creek Timberlands, LP 5.875% 2015	14,300	14,105
QBE Capital Funding II LP 6.797% (undated)[4,5]	14,765	13,810
American Express Co. 6.80% 2066[5]	12,925	13,232
Banco Mercantil del Norte, SA 6.135% 2016[4]	2,000	2,002
Banco Mercantil del Norte, SA 6.862% 2021[4]	10,250	10,431
United Dominion Realty Trust, Inc., Series E, 4.50% 2008	10,000	9,948
United Dominion Realty Trust, Inc. 5.00% 2012	2,500	2,470
Citigroup Inc. 5.125% 2011	12,500	12,383
New York Life Global Funding 4.625% 2010[4]	12,500	12,361
ORIX Corp. 5.48% 2011	12,000	11,950
Ambac Financial Group, Inc. 6.15% 2087[5]	13,560	11,055
Federal Realty Investment Trust 6.125% 2007	10,000	10,010
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	10,000	9,902
Popular North America, Inc., Series E, 3.875% 2008	10,000	9,789
United Overseas Bank Ltd. 5.375% 2019[4,5]	10,000	9,649
Allstate Corp., Series B, 6.125% 2067[5]	525	498
Allstate Corp., Series A, 6.50% 2067[5]	9,775	9,050
Duke Realty LP 4.625% 2013	10,000	9,503
Credit Agricole SA 6.637% (undated)[4,5]	9,400	8,813
Goldman Sachs Group, Inc. 5.536% 2012[5]	3,000	2,931
Goldman Sachs Group, Inc. 5.75% 2016	3,250	3,142
Goldman Sachs Group, Inc. 5.625% 2017	2,750	2,610
Canadian Imperial Bank of Commerce 5.563% Eurodollar note 2085[5]	10,000	8,525
Bank of Nova Scotia 5.50% 2085[5]	10,000	8,425
Monumental Global Funding III 5.56% 2014[4,5]	8,000	8,079
Assurant, Inc. 5.625% 2014	7,500	7,263
Wells Fargo Bank, National Assn. 4.75% 2015	7,500	7,036
Lincoln National Corp. 7.00% 2066[5]	5,940	5,978
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[4,5]	5,000	5,113
LaBranche & Co Inc. 9.50% 2009	5,000	4,975
Silicon Valley Bank 5.70% 2012	5,000	4,922
Brandywine Operating Partnership, LP 5.75% 2012	4,190	4,200
Zions Bancorporation 5.50% 2015	4,000	3,858
Barclays Bank PLC 5.926% (undated)[4,5]	3,300	3,158
National Westminster Bank PLC 7.75% (undated)[5]	3,024	3,033
ProLogis 5.625% 2015	2,605	2,557
BOI Capital Funding (No. 2) LP 5.571% (undated)[4,5]	2,500	2,350
Financial Security Assurance Holdings Ltd. 6.40% 2066[4,5]	2,500	2,202
Nationwide Financial Services, Inc. 6.75% 2067[5]	530	463
		3,069,501

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 2.16%
U.S. Treasury 4.375% 2008	45,000	44,877
U.S. Treasury 4.50% 2009	30,000	29,939
U.S. Treasury 4.50% 2011	200,165	199,493
U.S. Treasury 3.625% 2013	40,000	37,984
U.S. Treasury 4.25% 2014	469,500	455,964
U.S. Treasury 8.875% 2017	120,000	158,156
U.S. Treasury 7.875% 2021	55,000	70,546
U.S. Treasury 6.875% 2025	66,750	81,394
U.S. Treasury 5.25% 2029	50,000	51,742
U.S. Treasury 4.50% 2036	79,660	74,544
Freddie Mac 4.125% 2010	40,375	39,375
Freddie Mac 5.25% 2011	202,750	203,940
Freddie Mac 5.00% 2018	170,000	160,103
Fannie Mae 5.25% 2012	74,000	73,710
Fannie Mae 4.625% 2013	80,000	77,164
Fannie Mae 6.25% 2029	41,000	44,238
Fannie Mae 7.25% 2030	25,000	30,288
Federal Home Loan Bank 5.625% 2016	10,000	10,030
Federal Agricultural Mortgage Corp. 4.25% 2008	6,000	5,953
Federal Agricultural Mortgage Corp. 4.875% 2011[4]	1,000	996
Federal Agricultural Mortgage Corp. 5.50% 2011[4]	3,000	3,040
United States Agency for International Development, Republic of Egypt 4.45% 2015	10,000	9,492
CoBank ACB 5.96% 2022[4,5]	4,000	4,008
		1,866,976

TELECOMMUNICATION SERVICES — 2.05%
Nextel Communications, Inc., Series E, 6.875% 2013	96,350	92,579
Nextel Communications, Inc. 5.95% 2014	8,000	7,430
Nextel Communications, Inc., Series D, 7.375% 2015	134,905	130,969
U S WEST Communications, Inc. 5.625% 2008	18,020	17,952
U S WEST Capital Funding, Inc. 6.375% 2008	7,100	7,082
Qwest Capital Funding, Inc. 7.90% 2010	32,510	32,266
Qwest Capital Funding, Inc. 7.25% 2011	38,270	37,457
Qwest Communications International Inc. 7.25% 2011	30,025	29,274
Qwest Corp. 8.875% 2012	12,400	13,098
Qwest Capital Funding, Inc. 7.625% 2021	7,225	6,322
U S WEST Capital Funding, Inc. 6.875% 2028	21,175	16,755
Qwest Capital Funding, Inc. 7.75% 2031	39,335	33,041
Dobson Cellular Systems, Inc., Series B, 8.375% 2011	26,000	27,723
Dobson Cellular Systems, Inc. 8.375% 2011	6,000	6,398
American Cellular Corp., Series B, 10.00% 2011	9,877	10,334
Dobson Communications Corp. 9.61% 2012[5]	21,000	21,315
Dobson Cellular Systems, Inc. 9.875% 2012	3,850	4,134
Dobson Communications Corp. 8.875% 2013	78,365	83,753
American Cellular Corp., Term Loan B, 7.36% 2014[5,6]	20,075	19,918
SBC Communications Inc. 4.125% 2009	17,465	17,045
SBC Communications Inc. 6.25% 2011	5,500	5,628
AT&T Corp. 7.30% 2011[5]	14,789	15,804
AT&T Wireless Services, Inc. 8.125% 2012	34,935	38,520
SBC Communications Inc. 5.10% 2014	38,500	36,516
SBC Communications Inc. 5.625% 2016	20,000	19,356
AT&T Corp 8.00% 2031	5,000	5,978
AT&T Inc. 6.80% 2036	11,235	11,668
Centennial Cellular Corp. 10.75% 2008	1,194	1,197
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	16,000	16,860
Centennial Communications Corp. 11.11% 2013[5]	44,800	45,696
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[5]	60,275	59,974
Intelsat, Ltd. 6.50% 2013	18,375	13,620
Intelsat (Bermuda), Ltd. 8.25% 2013	39,135	39,135
Intelsat (Bermuda), Ltd. 0%/9.25% 2015[9]	7,075	5,589
Intelsat (Bermuda), Ltd. 8.625% 2015	6,560	6,609
Intelsat Corp. 9.00% 2016	10,000	10,075
Intelsat (Bermuda), Ltd. 9.25% 2016	23,650	24,241
Intelsat (Bermuda), Ltd. 11.25% 2016	6,800	7,140
American Tower Corp. 7.125% 2012	60,225	59,322
American Tower Corp. 7.50% 2012	43,300	43,083
Verizon Global Funding Corp. 4.90% 2015	3,560	3,344
Verizon Communications Inc. 5.50% 2017	38,800	37,255
Verizon Global Funding Corp. 7.75% 2030	8,175	9,054
Verizon Communications Inc. 6.25% 2037	50,000	48,163
Triton PCS, Inc. 8.50% 2013[2]	94,050	94,991
Windstream Corp. 8.125% 2013	7,500	7,622
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	17,125	17,484
Windstream Corp. 8.625% 2016	63,950	65,069
Telecom Italia Capital SA, Series B, 5.25% 2013	5,000	4,761
Telecom Italia Capital SA 5.25% 2015	19,500	18,173
Telecom Italia Capital SA 7.20% 2036	31,350	31,922
Rural Cellular Corp. 8.25% 2012	4,000	4,120
Rural Cellular Corp. 11.106% 2012[5]	11,590	11,764
Rural Cellular Corp. 8.36% 2013[4,5]	36,300	36,663
Cricket Communications, Inc. 9.375% 2014	27,900	27,656
Cricket Communications, Inc. 9.375% 2014[4]	19,000	18,834
Hawaiian Telcom Communications, Inc. 9.75% 2013	16,945	16,691
Hawaiian Telcom Communications, Inc. 10.86% 2013[5]	15,920	15,681
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	7,075	7,464
France Télécom 7.75% 2011[5]	32,950	35,407
Rogers Wireless Inc. 7.25% 2012	11,825	12,495
Rogers Wireless Inc. 7.50% 2015	16,750	17,898
MetroPCS Wireless, Inc., Term Loan B, 7.625% 2013[5,6]	13,942	13,472
MetroPCS Wireless, Inc. 9.25% 2014[4]	14,300	14,085
Cincinnati Bell Inc. 7.25% 2013	26,275	26,012
Singapore Telecommunications Ltd. 6.375% 2011[4]	12,000	12,437
Singapore Telecommunications Ltd. 6.375% 2011	4,825	5,001
Koninklijke KPN NV 8.00% 2010	8,400	9,008
Koninklijke KPN NV 8.375% 2030	2,000	2,238
Embarq Corp. 6.738% 2013	10,000	10,183
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[4]	11,000	10,150
Level 3 Financing, Inc. 9.25% 2014	10,000	9,600
British Telecommunications PLC 8.625% 2010[5]	2,000	2,194
British Telecommunications PLC 9.125% 2030[5]	4,600	6,040
Deutsche Telekom International Finance BV 8.00% 2010[5]	7,150	7,643
NTELOS Inc., Term Loan B, 7.57% 2011[5,6]	5,866	5,690
Nordic Telephone Co. Holding ApS 8.875% 2016[4]	4,000	3,980
Trilogy International Partners LLC, Term Loan B, 8.86% 2012[5,6]	4,000	3,880
Millicom International Cellular SA 10.00% 2013	2,800	2,975
		1,767,955

INDUSTRIALS — 1.32%
Calair LLC and Calair Capital Corp. 8.125% 2008	8,500	8,553
Continental Airlines, Inc. 8.75% 2011	29,250	27,788
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[6]	11,700	12,154
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[6]	6,315	6,222
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[6]	2,010	1,950
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[6]	22,651	22,828
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	5,450	5,557
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[6]	878	887
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[6]	16,677	16,860
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[6]	887	852
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[6]	13,201	13,341
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[6]	761	788
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[6]	5,537	5,428
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[6]	15,697	15,825
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[6]	3,000	3,028
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[6]	2,843	3,015
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[6]	7,191	7,753
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[6]	6,103	6,259
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[6]	8,330	8,337
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[6,7]	5,302	6,233
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[6]	50,446	51,612
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[6]	6,187	6,218
United Air Lines, Inc., Term Loan B, 7.375% 2014[5,6]	18,830	17,700
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[6]	3,261	3,287
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[6,7]	3,372	1,248
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[6]	5,775	5,443
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2012[6]	1,600	1,536
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[6]	17,745	17,484
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[6]	3,037	3,060
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[6]	4,595	4,711
AMR Corp. 9.00% 2012	11,000	11,000
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[6]	17,138	18,129
AMR Corp. 9.00% 2016	2,000	1,940
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[6]	16,285	14,825
AMR Corp. 10.00% 2021	3,000	2,895
American Airlines, Inc., Series 2001-1, Class A-1, 6.977% 2022[6]	8,073	7,633
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[6]	8,050	8,171
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[6]	46,035	46,146
Delta Air Lines, Inc., Series 1992-A2, 9.20% 2014[6,7]	4,312	4,458
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[6]	21,516	21,960
Nielsen Finance LLC, Term Loan B, 7.61% 2013[5,6]	2,025	1,947
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[4]	41,625	42,249
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[4,9]	51,090	33,719
Northwest Airlines, Inc., Term Loan B, 8.86% 2013[5,6]	7,319	7,246
Northwest Airlines, Inc., Term Loan A, 7.10% 2018[5,6]	63,075	61,459
Allied Waste North America, Inc., Series B, 6.50% 2010	16,000	15,720
Allied Waste North America, Inc., Series B, 5.75% 2011	18,800	17,766
Allied Waste North America, Inc. 7.875% 2013	2,500	2,487
Allied Waste North America, Inc., Series B, 6.125% 2014	13,275	12,230
Allied Waste North America, Inc., Series B, 7.375% 2014	4,500	4,264
Allied Waste North America, Inc. 7.25% 2015	8,500	8,245
Allied Waste North America, Inc. 6.875% 2017	7,250	6,779
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[4,6]	30,574	31,609
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[4,6]	11,231	11,815
Ashtead Group PLC 8.625% 2015[4]	12,700	12,636
Ashtead Capital, Inc. 9.00% 2016[4]	21,900	22,119
NTK Holdings Inc. 0%/10.75% 2014[9]	12,500	7,687
THL Buildco, Inc. 8.50% 2014	27,325	23,636
Hutchison Whampoa International Ltd. 7.00% 2011[4]	5,000	5,219
Hutchison Whampoa International Ltd. 6.50% 2013[4]	25,000	25,714
General Electric Co. 5.00% 2013	5,000	4,887
General Electric Capital Corp., Series A, 5.736% 2026[5]	25,000	25,014
USG Corp. 6.30% 2016	28,500	28,211
American Standard Inc. 7.375% 2008	5,935	5,975
American Standard Inc. 7.625% 2010	16,501	17,309
ARAMARK Corp., Term Loan B, Letter of Credit, 5.35% 2014[5,6]	554	523
ARAMARK Corp., Term Loan B, 7.36% 2014[5,6]	7,875	7,434
ARAMARK Corp. 8.50% 2015[4]	14,700	13,928
ARAMARK Corp. 8.856% 2015[4,5]	1,425	1,332
Waste Management, Inc. 6.50% 2008	5,000	5,059
Waste Management, Inc. 5.00% 2014	7,000	6,648
WMX Technologies, Inc. 7.10% 2026	10,125	10,600
Tyco International Group SA 6.125% 2008	8,000	8,080
Tyco International Group SA 7.00% 2028	4,345	4,692
Tyco International Group SA 6.875% 2029	8,310	9,017
Hawker Beechcraft 8.50% 2015[4]	5,300	5,313
Hawker Beechcraft 8.875% 2015[4,8]	11,530	11,444
Hawker Beechcraft 9.75% 2017[4]	4,105	4,074
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012	11,100	11,849
H-Lines Finance Holding Corp. 0%/11.00% 2013[9]	8,448	8,427
John Deere Capital Corp., Series D, 4.375% 2008	9,000	8,942
John Deere Capital Corp. 4.875% 2009	4,000	3,977
John Deere Capital Corp. 5.40% 2011	2,000	2,003
John Deere Capital Corp., Series D, 5.50% 2017	3,000	2,944
ACIH, Inc. 0%/11.50% 2012[4,9]	6,125	4,441
Atrium Companies, Inc., Term Loan B, 8.61% 2012[5,6]	14,146	13,273
Accuride Corp. 8.50% 2015	17,200	16,426
Goodman Global Holdings, Inc., Series B, 7.875% 2012	15,550	15,628
Southwest Airlines Co. 5.25% 2014	15,000	14,024
Atlas Copco AB 5.60% 2017[4]	11,405	11,095
DRS Technologies, Inc. 6.875% 2013	275	265
DRS Technologies, Inc. 6.625% 2016	10,250	9,789
DRS Technologies, Inc. 7.625% 2018	200	193
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	9,230	9,461
Caterpillar Financial Services Corp. 2.70% 2008	3,000	2,927
Caterpillar Financial Services Corp., Series F, 5.43% 2008[5]	400	400
Caterpillar Financial Services Corp., Series F, 5.50% 2016	5,000	4,972
Esco Corp. 8.625% 2013[4]	4,000	3,940
Esco Corp. 9.235% 2013[4,5]	3,725	3,604
RSC Equipment Rental, Second Lien Term Loan B, 8.86% 2013[5,6]	7,355	7,060
Esterline Technologies Corp. 6.625% 2017[4]	7,500	7,031
TransDigm Group Inc. 7.75% 2014[4]	6,865	6,762
RBS Global, Inc. and Rexnord LLC 9.50% 2014	5,500	5,335
RBS Global, Inc. and Rexnord LLC 8.875% 2016	575	535
Deluxe Corp. 7.375% 2015[4]	5,000	4,900
Hertz Corp. 10.50% 2016	4,500	4,680
Terex Corp. 7.375% 2014	3,500	3,448
H&E Equipment Services, Inc. 8.375% 2016	3,025	3,101
Mobile Storage Group, Inc. 9.75% 2014[4]	1,650	1,741
Alion Science and Technology Corp. 10.25% 2015	1,740	1,679
Williams Scotsman, Inc. 8.50% 2015	500	540
		1,142,592

ENERGY — 1.17%
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[4,6]	25,946	25,420
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[6]	499	489
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[4,6]	13,329	14,773
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[6]	4,325	4,794
Ras Laffan Liquefied Natural Gas II 5.298% 2020[4,6]	49,350	47,129
Ras Laffan Liquefied Natural Gas III 5.838% 2027[4,6]	55,650	52,940
Williams Companies, Inc. and Credit Linked Certificate Trust 6.75% 2009[4]	8,000	8,000
Williams Companies, Inc. 6.375% 2010[4]	4,700	4,630
Williams Companies, Inc. 7.36% 2010[4,5]	8,000	8,050
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	10,000	10,375
Williams Companies, Inc. 7.125% 2011	38,750	38,944
Williams Companies, Inc. 8.125% 2012	14,810	15,402
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	12,325	12,017
Williams Companies, Inc. 7.875% 2021	10,000	10,450
Williams Companies, Inc. 8.75% 2032	12,500	13,875
Southern Natural Gas Co. 5.90% 2017[4]	11,740	11,401
El Paso Natural Gas Co. 5.95% 2017[4]	7,500	7,309
Tennessee Gas Pipeline Co. 7.00% 2028	71,500	72,431
Newfield Exploration Co., Series B, 7.45% 2007	6,000	6,015
Newfield Exploration Co. 6.625% 2014	32,075	30,792
Newfield Exploration Co. 6.625% 2016	44,400	42,180
TransCanada PipeLines Ltd. 6.35% 2067[5]	74,770	70,107
Pogo Producing Co. 7.875% 2013	31,250	31,797
Pogo Producing Co. 6.625% 2015	2,400	2,418
Pogo Producing Co. 6.875% 2017	33,650	33,986
Enterprise Products Operating LP, Series B, 5.00% 2015	7,000	6,511
Enterprise Products Operating LP 8.375% 2066[5]	34,135	34,881
Enterprise Products Operating LP 7.034% 2068[5]	21,365	19,569
Gaz Capital SA 6.51% 2022[4]	42,310	40,567
Premcor Refining Group Inc. 6.125% 2011	14,500	14,708
Premcor Refining Group Inc. 6.75% 2011	11,150	11,539
Premcor Refining Group Inc. 9.50% 2013	12,275	12,996
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[4,6]	28,500	27,930
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[6]	9,000	8,820
Drummond Co., Inc. 7.375% 2016[4]	37,705	35,254
Forest Oil Corp. 7.25% 2019[4]	33,600	31,500
Devon Financing Corp., ULC 6.875% 2011	29,500	31,059
Kinder Morgan Inc., Term Loan B, 6.82% 2013[5,6]	21,000	20,150
Sunoco, Inc. 4.875% 2014	10,060	9,541
Sunoco, Inc. 5.75% 2017	10,000	9,755
Qatar Petroleum 5.579% 2011[4,6]	17,778	17,881
Enbridge Inc. 5.60% 2017	17,200	16,579
Canadian Natural Resources Ltd. 5.70% 2017	14,600	14,164
XTO Energy Inc. 5.65% 2016	10,000	9,769
Kinder Morgan Energy Partners LP 5.125% 2014	10,325	9,747
Petroplus Finance Ltd. 6.75% 2014[4]	3,750	3,441
Petroplus Finance Ltd. 7.00% 2017[4]	3,750	3,441
Massey Energy Co. 6.875% 2013	7,500	6,647
Pemex Project Funding Master Trust 7.875% 2009	1,600	1,651
Pemex Project Funding Master Trust 7.375% 2014	3,500	3,731
Pemex Project Funding Master Trust 8.625% 2022	750	896
Petrobas International Finance Co. 6.125% 2016	6,000	5,835
Sabine Pass LNG, L.P. 7.25% 2013[4]	6,000	5,745
Energy Transfer Partners, LP 5.95% 2015	5,200	5,059
PETRONAS Capital Ltd. 7.00% 2012[4]	4,000	4,211
Peabody Energy Corp., Series B, 6.875% 2013	4,300	4,203
Delek & Avner-Yam Tethys Ltd. 5.326% 2013[4,6]	3,507	3,444
TNK-BP Finance SA 7.50% 2016[4]	1,500	1,509
OXYMAR 7.50% 2016[4,6]	670	668
		1,009,125

HEALTH CARE — 0.94%
HCA Inc., Term Loan B, 7.61% 2013[5,6]	163,280	156,272
HCA Inc. 9.125% 2014[4]	7,790	7,712
HCA Inc. 9.25% 2016[4]	19,770	19,671
HCA Inc. 9.625% 2016[4,8]	13,520	13,452
HealthSouth Corp. 11.409% 2014[5]	41,025	41,640
HealthSouth Corp. 10.75% 2016	85,700	86,986
Tenet Healthcare Corp. 6.375% 2011	10,810	9,243
Tenet Healthcare Corp. 9.875% 2014	75,295	67,389
Tenet Healthcare Corp. 9.25% 2015	31,420	27,021
VWR International, Inc. 10.25% 2015[4,8]	73,210	69,000
Warner Chilcott Corp. 8.75% 2015	51,369	50,342
PTS Acquisition Corp. 9.50% 2015[4,8]	48,205	43,385
Cardinal Health, Inc. 4.00% 2015	25,000	21,948
Cardinal Health, Inc. 5.80% 2016[4]	10,000	9,849
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	28,340	29,899
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	19,350	19,157
Elan Finance PLC and Elan Finance Corp. 9.485% 2013[5]	10,095	9,843
Team Finance LLC and Health Finance Corp. 11.25% 2013	26,600	28,329
Hospira, Inc. 5.84% 2010[5]	10,000	10,032
Hospira, Inc. 5.55% 2012	5,295	5,304
Hospira, Inc. 6.05% 2017	8,500	8,380
UnitedHealth Group Inc. 6.00% 2017[4]	15,000	15,060
Community Health Systems Inc. 8.875% 2015[4]	11,275	11,007
Humana Inc. 6.45% 2016	10,000	10,123
Boston Scientific Corp. 6.40% 2016	3,435	3,041
Boston Scientific Corp. 7.00% 2035	8,040	6,736
Amgen Inc. 4.00% 2009	9,125	8,857
Viant Holdings Inc. 10.125% 2017[4]	8,685	8,207
Surgical Care Affiliates, Inc. 8.875% 2015[4,8]	4,250	4,059
Surgical Care Affiliates, Inc. 10.00% 2017[4]	2,500	2,388
Aetna Inc. 7.875% 2011	4,500	4,861
Accellent Inc. 10.50% 2013	3,105	2,996
Universal Hospital Services, Inc. 8.50% 2015[4,8]	460	417
Universal Hospital Services, Inc. 8.759% 2015[4,5]	1,040	975
		813,581

INFORMATION TECHNOLOGY — 0.90%
Electronic Data Systems Corp. 7.125% 2009	15,515	15,990
Electronic Data Systems Corp., Series B, 6.50% 2013[5]	127,650	125,206
Electronic Data Systems Corp. 7.45% 2029	10,555	10,605
NXP BV and NXP Funding LLC 8.11% 2013[5]	15,700	14,699
NXP BV and NXP Funding LLC 7.875% 2014	46,850	43,512
NXP BV and NXP Funding LLC 9.50% 2015	99,375	84,966
Celestica Inc. 7.875% 2011	63,905	60,230
Celestica Inc. 7.625% 2013	36,945	33,435
Sanmina-SCI Corp. 8.11% 2010[4,5]	3,500	3,465
Sanmina-SCI Corp. 6.75% 2013	11,000	9,735
Sanmina-SCI Corp. 8.11% 2014[4,5]	15,500	15,345
Sanmina-SCI Corp. 8.125% 2016	70,650	62,878
SunGard Data Systems Inc. 3.75% 2009	11,050	10,580
SunGard Data Systems Inc. 9.125% 2013	48,900	49,389
Jabil Circuit, Inc. 5.875% 2010	54,140	53,915
Western Union Co. 5.51% 2008[5]	22,000	22,002
Western Union Co. 5.40% 2011	5,000	4,929
Western Union Co. 5.93% 2016	24,000	23,558
Freescale Semiconductor, Inc., Term Loan B, 7.11% 2013[5,6]	15,451	14,338
Firestone Acquisition Corp. 8.875% 2014[4]	4,555	4,179
Firestone Acquisition Corp. 10.125% 2016[4]	9,825	8,695
Xerox Corp. 7.125% 2010	21,000	21,852
Sensata Technologies BV, Term Loan B, 7.11% 2013[5,6]	9,776	9,452
Sensata Technologies BV 8.00% 2014[5]	11,000	10,175
Hughes Communications, Inc. 9.50% 2014	15,750	15,750
National Semiconductor Corp. 6.15% 2012	15,000	15,077
Serena Software, Inc. 10.375% 2016	9,635	9,876
Cisco Systems, Inc. 5.25% 2011	9,500	9,460
Nortel Networks Ltd. 9.61% 2011[4,5]	6,500	6,614
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	7,505	4,578
		774,485

MATERIALS — 0.84%
Abitibi-Consolidated Co. of Canada 5.25% 2008	25,650	24,816
Abitibi-Consolidated Finance LP 7.875% 2009	6,136	5,875
Abitibi-Consolidated Inc. 8.55% 2010	12,693	11,804
Abitibi-Consolidated Inc. 7.75% 2011	6,025	5,332
Abitibi-Consolidated Co. of Canada 8.86% 2011[5]	5,225	4,676
Abitibi-Consolidated Co. of Canada 6.00% 2013	3,960	3,148
Abitibi-Consolidated Co. of Canada 8.375% 2015	17,585	14,420
Owens-Illinois, Inc. 7.35% 2008	11,400	11,429
Owens-Brockway Glass Container Inc. 8.875% 2009	18,436	18,759
Owens-Illinois, Inc. 7.50% 2010	750	743
Owens-Brockway Glass Container Inc. 7.75% 2011	13,500	13,770
Owens-Brockway Glass Container Inc. 8.75% 2012	6,000	6,255
Owens-Brockway Glass Container Inc. 8.25% 2013	14,000	14,140
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	3,700	3,580
Stone Container Corp. 8.375% 2012	19,558	18,336
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	18,275	17,224
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	19,965	18,767
Domtar Inc. 5.375% 2013	13,350	11,481
Domtar Corp., Term Loan B, 6.695% 2014[5,6]	2,025	1,960
Domtar Inc. 7.125% 2015	42,750	40,078
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	26,110	27,416
Freeport-McMoRan Copper & Gold Inc. 8.564% 2015[5]	6,000	6,195
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	17,735	18,666
Georgia Gulf Corp. 9.50% 2014	42,230	40,330
Georgia Gulf Corp. 10.75% 2016	4,535	4,263
C5 Capital (SPV) Ltd. 6.196% (undated)[4,5]	3,000	2,955
C8 Capital (SPV) Ltd. 6.64% (undated)[4,5]	20,000	19,099
C10 Capital (SPV) Ltd. 6.722% (undated)[4,5]	17,895	16,907
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	41,710	38,582
Nalco Co. 7.75% 2011	20,010	19,710
Nalco Co. 8.875% 2013	3,500	3,465
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[9]	7,200	6,300
Stora Enso Oyj 6.404% 2016[4]	14,500	14,503
Stora Enso Oyj 7.25% 2036[4]	13,000	12,842
Georgia-Pacific Corp. 8.125% 2011	9,825	9,948
Georgia-Pacific Corp. 9.50% 2011	5,000	5,150
Georgia-Pacific Corp., First Lien Term Loan B, 7.11% 2012[5,6]	11,310	10,749
Equistar Chemicals, LP 10.125% 2008	7,321	7,614
Equistar Chemicals, LP and Equistar Funding Corp. 8.75% 2009	625	644
Lyondell Chemical Co. 10.50% 2013	13,835	15,011
Graphic Packaging International, Inc. 8.50% 2011	20,750	20,698
Norske Skogindustrier ASA 7.625% 2011[4]	19,640	20,149
Algoma Steel Inc. 9.875% 2015[4]	19,750	18,763
NewPage Corp., Series A, 11.606% 2012[5]	10,000	10,750
NewPage Corp., Series A, 12.00% 2013	5,000	5,231
FMG Finance Pty Ltd. 10.625% 2016[4]	11,500	13,225
Momentive Performance Materials Inc. 9.75% 2014[4]	12,000	11,580
Allegheny Technologies, Inc. 8.375% 2011	10,500	10,920
AEP Industries Inc. 7.875% 2013	10,500	10,448
AMH Holdings, Inc. 0%/11.25% 2014[9]	16,795	10,413
Ainsworth Lumber Co. Ltd. 7.25% 2012	4,150	3,019
Ainsworth Lumber Co. Ltd. 6.75% 2014	10,000	6,825
Ainsworth Lumber Co. Ltd. 6.75% 2014	650	445
Metals USA Holdings Corp. 11.36% 2012[4,5,8]	10,675	9,607
Building Materials Corp. of America 7.75% 2014	8,400	7,518
UPM-Kymmene Corp. 5.625% 2014[4]	7,500	7,185
JSG Funding PLC 7.75% 2015	6,500	6,240
Weyerhaeuser Co. 5.95% 2008	5,331	5,367
Ispat Inland ULC 9.75% 2014	3,207	3,498
Rockwood Specialties Group, Inc. 7.50% 2014	3,240	3,151
Berry Plastics Holding Corp. 10.25% 2016	2,950	2,802
Packaging Corp. of America 4.375% 2008[2]	2,500	2,467
Arbermarle Corp. 5.10% 2015	2,570	2,430
Plastipak Holdings, Inc. 8.50% 2015[4]	2,275	2,309
Airgas, Inc. 6.25% 2014	1,750	1,662
Mosaic Co. 7.375% 2014[4]	1,600	1,600
Corporación Nacional del Cobre de Chile 6.375% 2012[4]	1,500	1,536
Neenah Paper, Inc. 7.375% 2014	332	314
		727,094

UTILITIES — 0.84%
AES Corp. 9.50% 2009	49,815	51,060
AES Corp. 9.375% 2010	17,502	18,027
AES Corp. 8.75% 2013[4]	62,100	65,671
AES Red Oak, LLC, Series A, 8.54% 2019[6]	32,415	33,792
AES Red Oak, LLC, Series B, 9.20% 2029[6]	7,000	7,910
Edison Mission Energy 7.50% 2013	32,525	31,549
Edison Mission Energy 7.75% 2016	35,300	33,976
Midwest Generation, LLC, Series B, 8.56% 2016[6]	11,625	12,006
Edison Mission Energy 7.00% 2017[4]	34,875	31,649
Edison Mission Energy 7.20% 2019[4]	39,450	35,406
Homer City Funding LLC 8.734% 2026[6]	12,659	13,861
Edison Mission Energy 7.625% 2027[4]	5,500	4,826
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2006-E, 5.55% 2037	6,500	6,013
NRG Energy, Inc. 7.25% 2014	24,525	23,728
NRG Energy, Inc. 7.375% 2016	76,625	74,135
Israel Electric Corp. Ltd. 7.95% 2011[4]	5,000	5,330
Israel Electric Corp. Ltd. 7.70% 2018[4]	22,500	24,872
Israel Electric Corp. Ltd. 8.10% 2096[4]	4,905	5,539
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	6,000	6,521
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	4,250	4,348
Sierra Pacific Resources 8.625% 2014	2,725	2,865
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	5,675	5,547
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	13,700	13,369
Sierra Pacific Resources 6.75% 2017	3,000	2,811
PSEG Energy Holdings Inc. 8.625% 2008	3,593	3,651
PSEG Power LLC 7.75% 2011	13,806	14,800
PSEG Power LLC 5.00% 2014	10,000	9,457
MidAmerican Energy Co. 4.65% 2014	3,200	3,014
MidAmerican Energy Co. 5.95% 2017	7,000	7,052
MidAmerican Energy Holdings Co. 6.125% 2036	11,650	11,170
Cilcorp Inc. 8.70% 2009	9,000	9,223
Union Electric Co. 5.40% 2016	8,000	7,685
Cilcorp Inc. 9.375% 2029	3,000	3,327
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[4]	11,000	10,865
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[4]	7,750	7,658
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	8,500	8,460
Virginia Electric and Power Co., Series 2003-A, 4.75% 2013	6,000	5,731
Virginia Electric and Power Co., Series A, 6.00% 2037	2,250	2,159
Exelon Corp. 6.75% 2011	1,000	1,033
Exelon Generation Co., LLC 6.95% 2011	1,300	1,353
Commonwealth Edison Co., First Mortgage Bonds, Series 104, 5.95% 2016	5,000	4,956
Commonwealth Edison Co., First Mortgage Bonds, Series 103, 5.90% 2036	3,850	3,565
PECO Energy Co., First and Refunding Mortgage Bonds, 5.70% 2037	5,000	4,759
Appalachian Power Co., Series G, 3.60% 2008	6,770	6,675
Appalachian Power Co., Series M, 5.55% 2011	3,000	2,995
Ohio Power Co., Series K, 6.00% 2016	5,000	5,034
Alabama Power Co., Series X, 3.125% 2008	3,750	3,687
Alabama Power Co., Series R, 4.70% 2010	1,250	1,227
Alabama Power Co., Series Q, 5.50% 2017	5,000	4,904
Mirant Americas Generation, Inc. 8.30% 2011	9,000	8,865
Constellation Energy Group, Inc. 6.125% 2009	8,000	8,098
AES Panamá, SA 6.35% 2016[4]	8,000	7,721
Intergen Power 9.00% 2017[4]	7,000	6,930
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc. 5.25% 2015	6,000	5,834
NiSource Finance Corp. 7.875% 2010	5,000	5,337
Scottish Power PLC 5.375% 2015	5,000	4,925
Duke Energy Corp., First and Refunding Mortgage Bonds, 5.30% 2015	5,000	4,839
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	4,000	3,896
Enersis SA 7.375% 2014	3,500	3,628
Centerpoint Energy, Inc., Series B, 6.85% 2015	3,000	3,148
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[4,6]	2,657	2,644
FPL Energy National Wind Portfolio, LLC 6.125% 2019[4,6]	1,928	1,907
		727,023

ASSET-BACKED OBLIGATIONS[6]— 0.57%
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	9,147	9,058
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[4]	8,900	8,821
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[4]	20,000	19,994
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[4]	20,000	20,103
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-2, FGIC insured, 6.054% 2037[5]	12,500	12,535
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[5]	18,000	18,096
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-6, FGIC insured, 6.249% 2037[5]	7,500	7,494
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA2, Class A-I-5, FGIC insured, 5.63% 2036[5]	10,000	9,702
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[5]	21,590	21,159
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[4]	10,000	9,930
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[4]	20,000	19,849
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[4]	7,500	7,528
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013[4]	10,000	10,000
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[4]	10,000	10,134
Green Tree Financial Corp., Series 1995-3, Class B-2, 8.10% 2025[7]	12,449	3,735
Green Tree Financial Corp., Series 1995-2, Class B-2, 8.80% 2026[7]	9,004	4,682
Green Tree Financial Corp., Series 1996-2, Class B-2, 7.90% 2027[7]	8,186	1
Green Tree Financial Corp., Series 1997-6, Class B-2, 7.75% 2029[7]	6,004	1
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029	17,267	13,750
Green Tree Financial Corp., Series 1998-4, Class B-2, 8.11% 2030[7]	3,999	40
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	11,000	10,997
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	10,000	9,868
Prestige Auto Receivables Trust, Series 2005-1A, Class A-2, FSA insured, 4.37% 2012[4]	8,216	8,154
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[4]	10,000	10,008
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 5.45% 2013[5]	18,000	18,048
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	10,000	9,806
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	8,040	7,988
Drivetime Auto Owner Trust, Series 2005-C, Class A-3, MBIA insured, 5.006% 2011[4]	6,709	6,696
Drivetime Auto Owner Trust, Series 2006-A, Class A-3, XLCA insured, 5.501% 2011[4,5]	10,000	10,039
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-3, FGIC insured, 5.05% 2011	15,000	14,984
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[4]	14,250	14,270
J.P. Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A-F-4, 5.488% 2035[5]	11,978	11,630
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	11,500	11,509
CWABS, Inc., Series 2005-11, Class AF-2, 4.657% 2036	11,330	11,241
BMW Vehicle Owner Trust, Series 2006-A, Class A-4, 5.07% 2011	11,044	11,041
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010	1,432	1,418
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	9,320	9,301
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	10,425	10,397
Home Equity Asset Trust, Series 2004-7, Class M-1, 5.94% 2035[5]	10,000	10,025
Providian Master Note Trust, Series 2005-A1, Class A, 5.38% 2012[4,5]	10,000	10,005
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	10,000	9,869
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-3, 5.09% 2015	8,265	8,070
Argent Securities Trust, Series 2006-M2, Class A-2D, 5.56% 2036[5]	8,000	7,911
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-A-6, 6.925% 2024	7,706	7,876
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	7,000	7,061
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 6.07% 2034[5]	7,000	7,050
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[4]	6,375	6,337
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	5,869	5,851
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 5.92% 2033[5]	191	191
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.82% 2034[5]	5,897	5,820
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 5.92% 2013[5]	5,000	5,069
First USA Credit Card Master Trust, Series 1998-6, Class C, 6.16% 2011[4]	2,000	2,009
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1, Class A, MBIA insured, 6.68% 2016[4]	691	694
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 5.63% 2035[5]	32	32
		487,877

CONSUMER STAPLES — 0.44%
Tyson Foods, Inc. 6.85% 2016[5]	60,100	61,278
SUPERVALU INC., Term Loan B, 6.86% 2012[5,6]	20,492	19,878
SUPERVALU INC. 7.50% 2012	5,090	5,104
Albertson’s, Inc. 7.25% 2013	21,355	20,756
Albertson’s, Inc. 8.00% 2031	12,650	11,797
Yankee Candle Co., Inc., Series B, 8.50% 2015	28,150	26,039
Yankee Candle Co., Inc., Series B, 9.75% 2017	23,445	20,983
Stater Bros. Holdings Inc. 8.125% 2012	30,625	29,706
Stater Bros. Holdings Inc. 7.75% 2015[4]	13,500	12,623
Spectrum Brands, Inc., Term Loan B, Letter of Credit, 5.17% 2013[5,6]	850	814
Spectrum Brands, Inc., Term Loan B2, 9.32% 2013[5,6]	3,125	2,969
Spectrum Brands, Inc., Term Loan B, 9.357% 2013[5,6]	17,675	16,924
Spectrum Brands, Inc. 7.375% 2015	27,850	17,963
Dole Food Co., Inc. 8.625% 2009	12,850	12,464
Dole Food Co., Inc. 7.25% 2010	8,825	8,141
Dole Food Co., Inc. 8.875% 2011	11,450	10,706
Rite Aid Corp. 7.50% 2015	2,500	2,350
Rite Aid Corp. 8.625% 2015	3,000	2,595
Rite Aid Corp. 7.50% 2017	2,500	2,306
Rite Aid Corp. 7.70% 2027	9,000	6,795
Rite Aid Corp. 6.875% 2028	2,500	1,787
Duane Reade Inc. 9.75% 2011	14,120	13,414
Ahold Finance U.S.A., Inc. 6.25% 2009	12,015	12,250
Vitamin Shoppe Industries Inc. 12.86% 2012[5]	11,650	11,766
CVS Corp. 5.298% 2027[4,6]	4,397	4,160
CVS Corp. 6.036% 2028[4,6]	6,962	6,698
Playtex Products, Inc. 8.00% 2011	10,000	10,375
Delhaize Group 6.50% 2017[4]	3,850	3,741
Delhaize America, Inc. 9.00% 2031	5,000	5,548
Smithfield Foods, Inc. 7.625% 2008	1,975	1,990
Smithfield Foods, Inc., Series B, 8.00% 2009	875	897
Smithfield Foods, Inc., Series B, 7.00% 2011	750	731
Smithfield Foods, Inc., Series B, 7.75% 2013	2,800	2,772
Smithfield Foods, Inc. 7.75% 2017	1,775	1,722
Elizabeth Arden, Inc. 7.75% 2014	3,675	3,556
Constellation Brands, Inc. 7.25% 2017[4]	3,000	2,820
Winn-Dixie Pass Through Trust, Series 1999-1, Class A-1, 7.803% 2017[1,4,6,7]	432	380
		376,798

NON-U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 0.14%
Russian Federation 8.25% 2010[6]	16,834	17,522
Russian Federation 8.25% 2010[4,6]	6,667	6,940
Russian Federation 7.50% 2030[6]	24,646	27,064
United Mexican States Government Global 8.375% 2011	3,000	3,252
United Mexican States Government Global 7.50% 2012	5,470	5,867
United Mexican States Government Global 6.375% 2013	14,765	15,289
United Mexican States Government Global 11.375% 2016	9,118	12,569
United Mexican States Government Global 6.75% 2034	7,740	8,146
State of Qatar 9.75% 2030	4,000	5,710
El Salvador (Republic of) 7.75% 2023	3,000	3,375
El Salvador (Republic of) 7.75% 2023[4]	1,250	1,406
El Salvador (Republic of) 7.65% 2035[4]	750	834
Banque Centrale de Tunisie 7.375% 2012	3,500	3,756
Bulgaria (Republic of) 8.25% 2015	3,000	3,482
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	2,500	3,087
Corporación Andina de Fomento 5.75% 2017	2,000	1,986
		120,285

MUNICIPALS — 0.02%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2003-A-1, 6.25% 2033 (prerefunded 2013)	8,500	9,292
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025	4,048	4,063
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	3,388	3,387
		16,742

Total bonds & notes (cost: $20,662,718,000)		20,383,455

Short-term securities — 8.79%

Federal Home Loan Bank 5.113%–5.137% due 8/10–10/24/2007	654,955	650,548
Freddie Mac 5.11%–5.145% due 8/13–10/22/2007	539,000	534,334
Procter & Gamble International Funding S.C.A. 5.20%–5.26% due 8/1–10/26/2007[4,10]	483,632	480,226
JPMorgan Chase & Co. 5.21%–5.23% due 8/17–10/22/2007	252,000	250,506
Park Avenue Receivables Co., LLC 5.23%–5.24% due 8/28–10/15/2007[4]	176,791	175,871
Jupiter Securitization Co., LLC 5.28% due 8/2/2007[4]	51,327	51,312
Variable Funding Capital Corp. 5.235%–5.27% due 8/2–10/10/2007[4,10]	474,150	471,470
Bank of America Corp. 5.205%–5.245% due 8/2–11/13/2007	449,100	445,455
Ranger Funding Co. LLC 5.26% due 9/10/2007[4,10]	22,600	22,466
Wal-Mart Stores Inc. 5.18%–5.19% due 8/7–10/23/2007[4]	460,200	456,984
Clipper Receivables Co., LLC 5.23%–5.26% due 8/1–10/11/2007[4]	383,100	380,257
State Street Corp. 5.22% due 8/2/2007	50,000	49,986
International Lease Finance Corp. 5.19%–5.21% due 8/10–10/22/2007	285,996	284,225
American General Finance Corp. 5.21% due 9/11/2007	50,000	49,697
AIG Funding, Inc. 5.205% due 8/16/2007	30,000	29,933
IBM Corp. 5.19%–5.23% due 8/3–8/10/2007[4]	199,400	199,222
IBM Capital Inc. 5.22%–5.23% due 9/18/2007[4]	90,709	90,068
CAFCO, LLC 5.225%–5.245% due 8/9–9/14/2007[4]	150,000	149,314
Ciesco LLC 5.24%–5.25% due 9/6–10/4/2007[4,10]	139,100	137,970
HSBC Finance Corp. 5.22%–5.24% due 8/20–9/12/2007[10]	275,000	273,561
Coca-Cola Co. 5.15%–5.22% due 8/22–10/30/2007[4]	244,700	242,395
General Electric Capital Services, Inc. 5.21%–5.22% due 8/1–9/21/2007	239,500	238,562
General Electric Capital Corp. 5.34% due 8/1/2007	400	400
Johnson & Johnson 5.18%–5.20% due 8/23–10/26/2007[4]	209,600	208,097
Paccar Financial Corp. 5.20%–5.22% due 8/2–10/17/2007	179,850	178,975
Honeywell International Inc. 5.18%–5.21% due 8/14–9/11/2007[4,10]	150,000	149,396
Hewlett-Packard Co. 5.25%–5.26% due 8/1–9/20/2007[4]	150,000	149,282
Private Export Funding Corp. 5.19%–5.22% due 8/21–10/10/2007[4]	137,415	136,487
CIT Group, Inc. 5.24%–5.27% due 8/22–9/10/2007[4,10]	136,700	136,130
Union Bank of California, N.A. 5.30% due 10/17–10/23/2007	100,000	99,996
Fannie Mae 5.09%–5.12% due 8/8–9/7/2007[10]	96,350	96,031
E.I. duPont de Nemours and Co. 5.22% due 9/13/2007[4]	85,000	84,458
NetJets Inc. 5.21%–5.23% due 8/27–9/27/2007[4]	69,345	68,888
Three Pillars Funding, LLC 5.26%–5.28% due 8/29–9/17/2007[4]	61,966	61,670
Caterpillar Financial Services Corp. 5.22% due 8/9–9/13/2007	52,000	51,795
Abbott Laboratories 5.24% due 8/21/2007[4]	50,000	49,847
Anheuser-Busch Cos. Inc. 5.185%–5.20% due 8/27–9/17/2007[4]	50,000	49,729
Prudential Funding, LLC 5.22% due 9/27/2007	50,000	49,579
Federal Farm Credit Banks 5.12% due 8/20/2007	48,000	47,875
Harvard University 5.20% due 8/6/2007	41,600	41,564
Wells Fargo Bank, N.A. 5.27% due 8/30/2007	39,000	39,000
Harley-Davidson Funding Corp. 5.22% due 10/26/2007[4]	36,350	35,892
FCAR Owner Trust I 5.27% due 9/20/2007	32,449	32,218
Illinois Tool Works Inc. 5.24% due 8/16/2007	25,000	24,944
Brown-Forman Corp. 5.27% due 8/21/2007[4]	25,000	24,924
Becton, Dickinson and Co. 5.21% due 9/6/2007[10]	25,000	24,866
Wm. Wrigley Jr. Co. 5.22% due 9/21/2007[4]	25,000	24,811
United Parcel Service Inc. 5.20% due 8/27/2007[4]	22,000	21,915
USAA Capital Corp. 5.19% due 8/15/2007	20,000	19,958
Kimberly-Clark Worldwide Inc. 5.21% due 9/14/2007[4]	13,500	13,412

Total short-term securities (cost: $7,585,706,000)		7,586,501

Total investment securities (cost: $74,224,520,000)		86,492,823
Other assets less liabilities		(197,362)

Net assets		$86,295,461

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $13,477,985,000.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]
Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $8,590,213,000, which represented 9.95% of the net assets of the fund.

[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Scheduled interest and/or principal payment was not received.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[9]	Step bond; coupon rate will increase at a later date.
[10]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-906-0907O-S10922

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
The Income Fund of America, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Income Fund of America, Inc., (the “Fund”) as of July 31, 2007, and for the year then ended and have issued our report thereon dated September 10, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of July 31, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
September 10, 2007

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA, INC.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: October 5, 2007

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: October 5, 2007